ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Equity Portfolios

Investor Shares

Prospectus

January 31, 2006, as supplemented October 2, 2006

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Investment Trust

Legacy

Mid-Cap Value

Mid-Cap Growth

Aurora

Small/Mid-Cap Growth

Small Cap Value

Small Cap Core

Small Cap Growth

Asset Allocation

Health Sciences Opportunities

Global Science & Technology Opportunities

Global Resources

All-Cap Global Resources

U.S. Opportunities

Global Opportunities

International Opportunities

Index Equity

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

This Prospectus contains information on 18 of the BlackRock Equity funds. The Prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your investment professional has been trained to help you decide which investments are right for you.

Effective October 2, 2006, the Health Sciences Portfolio has been re-named the Health Sciences Opportunities Portfolio.

BlackRock

Investment Trust

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Investment Goal

The fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund management team uses the S&P 500® Index as a benchmark. The fund normally invests at least 80% of its net assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund’s return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics of the fund’s portfolio similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500® Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Value and Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security of an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

Investor A Shares were launched in October 1993, Investor B Shares were launched in March 1996 and Investor C Shares were launched in September 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Investor A and Investor B Shares. The actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are expected to have expenses of 1.16% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Investor B Shares and Investor C Shares of the fund each are expected to have expenses of 1.91% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	I Year	3 Years	5 Years	10 Years	Inception Date[1]
Investment Trust; Inv A
Return Before Taxes	-2.38%	12.29%	-3.99%	5.23%	09/13/93
Return After Taxes on Distributions	-2.82%	12.07%	-4.17%	3.88%
Return After Taxes on Distributions and Sale of Shares	-0.94%	10.61%	-3.39%	3.99%
Investment Trust; Inv B
Return Before Taxes	-1.70%	12.81%	-3.91%	5.08%	09/13/93
Investment Trust; Inv C
Return Before Taxes	1.79%	13.71%	-3.54%	5.08%	09/13/93
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	9.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5	%**	1.00	%***
(as percentage of offering price)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.55%	.55%	.55%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.89%	1.02%	.71%
Service fees	.25%	.25%	.25%
Other	.64%	.77%	.46%
Total annual fund operating expenses	1.44%	2.32%	2.01%
Fee waivers and expense reimbursements[1]	.28%	.41%	.10%
Net expenses[1]	1.16%	1.91%	1.91%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding front-end sales charges). A CDSC of .75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.16% (for Investor A Shares) and 1.91% (for Investor B and C Shares) of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$637	$ 931	$1,245	$2,136
B Shares**
Redemption	$644	$1,035	$1,403	$2,403	***
B Shares
No Redemption	$194	$ 685	$1,203	$2,403	***
C Shares**
Redemption	$294	$ 621	$1,074	$2,330
C Shares
No Redemption	$194	$ 621	$1,074	$2,330
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors, LLC (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing

Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Investment Trust

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$11.79	$10.18	$8.41	$11.17	$20.69	$11.30	$9.78	$8.06	$10.79	$20.21

Income from investment operations
Net investment income (loss)	0.09 [2]	0.04 [2]	0.06	(0.01)	(0.02)	– – [2]	(0.04)[2]	(0.02)	(0.10)	(0.13)
Net gain (loss) on investments (both realized and unrealized)	1.70	1.64	1.79	(2.75)	(6.42)	1.29	1.57	1.74	(2.63)	(6.22)

Total from investment operations	1.79	1.68	1.85	(2.76)	(6.44)	1.29	1.53	1.72	(2.73)	(6.35)

Less distributions
Distributions from net investment income	(0.38)	(0.07)	(0.08)	– –	(0.01)	– –	(0.01)	– –	– –	– –
Distributions from capital	– –	– –	– –	– –	(0.02)	– –	– –	– –	– –	(0.02)
Distributions from net realized gains	– –	– –	– –	– –	(3.05)	– –	– –	– –	– –	(3.05)

Total distributions	(0.38)	(0.07)	(0.08)	– –	(3.08)	– –	(0.01)	– –	– –	(3.07)

Net asset value at end of period	$13.20	$11.79	$10.18	$8.41	$11.17	$12.59	$11.30	$9.78	$8.06	$10.79

Total return[3]	12.30%[4]	16.60%[4]	22.09%	(24.71)%	(35.65)%	11.42%[4]	15.70%[4]	21.34%	(25.30)%	(36.11)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$552,118	$17,632	$19,408	$24,816	$37,267	$243,232	$20,448	$21,182	$22,119	$40,403
Ratios of expenses to average net assets
Net expenses	1.16%	1.26%	1.28%	1.28%	1.28%	1.91%	2.01%	2.03%	2.03%	2.03%
Total expenses	1.43%	1.47%	1.43%	1.36%	1.30%	2.08%	2.13%	2.18%	2.11%	2.05%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.71%	0.37%	0.45%	(0.04)%	(0.09)%	(0.02)%	(0.39)%	(0.30)%	(0.78)%	(0.84)%
Before advisory/administration and other fee waivers	0.44%	0.16%	0.30%	(0.11)%	(0.10)%	(019)%	(0.50)%	(0.45)%	(0.86)%	(0.85)%
Portfolio turnover rate	105%	72%	98%	124%	114%	105%	72%	98%	124%	114%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	1Year Ended 9/30/02[1]	1Year Ended 9/30/01[1]
Net asset value at beginning of period	$11.31	$9.77	$8.06	$10.79	$20.20

Income from investment operations
Net investment income (loss)	– – [2]	(0.04)[2]	(0.02)[2]	(0.11)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	1.30	1.58	1.73	(2.62)	(6.19)

Total from investment operations	1.30	1.54	1.71	(2.73)	(6.34)

Less distributions
Distributions from capital	– –	– –	– –	– –	(0.02)
Distributions from net realized gains	– –	– –	– –	– –	(3.05)

Total distributions	– –	– –	– –	– –	(3.07)

Net asset value at end of period	$12.61	$11.31	$9.77	$8.06	$10.79

Total return[3]	11.49%[4]	15.78%[4]	21.22%	(25.30)%	(36.07)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$23,893	$2,413	$1,829	$1,923	$3,955
Ratios of expenses to average net assets
Net expenses	1.91%	2.03%	2.03%	2.03%	2.03%
Total expenses	2.07%	2.14%	2.18%	2.11%	2.04%
Ratios of net investment (loss) to average net assets
After advisory/administration fee waivers	(0.01)%	(0.39)%	(0.25)%	(0.80)%	(0.09)%
Before advisory/administration fee waivers	(0.17)%	(0.50)%	(0.40)%	(0.87)%	(0.09)%
Portfolio turnover rate	105%	72%	98%	124%	114%
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Legacy Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is growth, referring to the type of securities the manager will choose for this fund.

Russell 1000® Growth Index: An index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

The fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of total assets in other securities (for example, bonds and small-size company stocks).

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s investment approach, with its emphasis on keeping portfolio turnover low, means that the fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover. To the extent that the fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange fund shares could adversely affect the management of the fund and are discouraged from investing in it.

While the fund’s buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and reduced ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Legacy Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund. The performance of the Investor B Shares of the fund prior to January 31, 2005 is based on the performance of the B(1) Shares of the SSR Fund. The performance of the Investor C Shares of the fund prior to January 31, 2005 is based on the performance of the C Shares of the SSR Fund. The performance for the period before B(1) Shares of the SSR Fund were launched on January 1, 1999 is based upon performance for B Shares of the SSR Fund. The actual return of B(1) Shares would have been lower than shown for this period because B Shares of the SSR Fund had lower expenses than B(1) Shares.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Legacy; Inv A
Return Before Taxes	0.35%	12.35%	-2.48%	3.97%	12/31/97
Return After Taxes on Distributions	0.35%	12.35%	-2.48%	3.97%
Return After Taxes on Distributions and Sale of Shares	0.23%	10.67%	-2.09%	3.44%
Legacy; Inv B
Return Before Taxes	1.15%	12.89%	-2.42%	3.98%	12/31/97
Legacy; Inv C
Return Before Taxes	4.65%	13.80%	-2.02%	3.98%	12/31/97
Russell 1000® Growth (Reflects no deduction for fees, expenses or taxes)	5.26%	13.23%	-3.58%	2.24%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5	%**	1.0	%***
(as percentage of offering price)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.65%	.65%	.65%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.75%	.75%	.63%
Service fees	.25%	.25%	.25%
Other	.50%	.50%	.38%
Total annual fund operating expenses	1.40%	2.15%	2.03%
Fee waivers and expense reimbursements[1]	.05%	.05%	– –%
Net expenses[1]	1.35%	2.10%	2.03%
*	Reduced front-end sales charges may be available (See the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.35% (for Investor A Shares) and 2.10% (for Investor B and C Shares) of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$655	$940	$1,246	$2,112
B Shares**
Redemption	$663	$1,018	$1,350	$2,288	***
B Shares
No Redemption	$213	$668	$1,150	$2,288	***
C Shares**
Redemption	$306	$637	$1,093	$2,358
C Shares
No Redemption	$206	$637	$1,093	$2,358
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Edward P. Dowd, Managing Director at BlackRock. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing Director and the Chief Investment Officer—Growth beginning in 2003, and was responsible for overseeing all of SSRM’s growth and core products. He was employed by SSRM beginning in 2002. During the past five years, he has also served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the past five years, he also served as a Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through October 31, 2002) and Deloitte & Touche LLP (for periods after October 31, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Legacy Portfolio

	INVESTOR A SHARES
	For the Period 11/01/04 to 9/30/05	Year Ended 10/31/04[1,2]	Year Ended 10/31/03[1]	Year Ended 10/31/02[1,3]	Year Ended 10/31/01[1,3]
Net asset value at beginning of period	$12.47	$11.91	$9.96	$11.56	$16.39

Income from investment operations
Net investment income (loss)	0.02 [4]	(0.08)	(0.05)	(0.03)	(0.05)
Net gain (loss) on investments (both realized and unrealized)	1.33	0.64	2.00	(1.57)	(4.78)

Total from investment operations	1.35	0.56	1.95	(1.60)	(4.83)

Net asset value at end of period	$13.82	$12.47	$11.91	$9.96	$11.56

Total return[5]	10.83%[6,7]	4.70%	19.58%	(13.84)%	(29.47)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$120,371	$99,435	$103,247	$76,798	$103,774
Ratios of expenses to average net assets
Net expenses	1.31%[8]	1.44%	1.38%	1.38%	1.33%
Total expenses	1.48%[8]	1.44%	1.38%	1.39%	1.35%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	0.21%[8]	(0.62)%	(0.47)%	(0.28)%	(0.39)%
Before advisory/administration and other fee waivers	0.04%[8]	(0.62)%	(0.47)%	(0.29)%	(0.41)%
Portfolio turnover rate	70%	91%	113%	31%	22%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended October 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on the net realized and unrealized gain on investments per share.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.
[8]	Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Legacy Portfolio

	INVESTOR B SHARES
	For the Period 11/01/04 to 9/30/05	Year Ended 10/31/04[1,2]	Year Ended 10/31/03[1]	Year Ended 10/31/02[1,3]	Year Ended 10/31/01[1,3]
Net asset value at beginning of period	$11.86	$11.41	$9.61	$11.23	$16.05

Income from investment operations
Net investment loss	(0.06)[4]	(0.15)	(0.12)	(0.11)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	1.26	0.60	1.92	(1.51)	(4.67)

Total from investment operations	1.20	0.45	1.80	(1.62)	(4.82)

Net asset value at end of period	$13.06	$11.86	$11.41	$9.61	$11.23

Total return[5]	10.12%[6,8]	3.94%	18.73%	(14.43)%	(29.99)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$85,465	$97,938	$108,125	$90,564	$129,464
Ratios of expenses to average net assets
Expense ratio	2.05%[9]	2.14%	2.08%	2.08%	2.03%
Expense ratio after expense reductions	2.15%[9]	2.14%	2.08%	2.09%	2.05%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.53)%[9]	(1.31)%	(1.17)%	(0.98)%	(1.09)%
Before advisory/administration and other fee waivers	(0.63)%[9]	(1.31)%	(1.17)%	(0.99)%	(1.11)%
Portfolio turnover rate	70%	91%	113%	31%	22%

	INVESTOR C SHARES
	For the Period 11/01/04 to 9/30/05	Year Ended 10/31/04[1,2]	Year Ended 10/31/03[1]	Year Ended 10/31/02[1,3]	Year Ended 10/31/01[1,3]
Net asset value at beginning of period	$11.86	$11.41	$9.61	$11.23	$16.05

Income from investment operations
Net investment loss	(0.06)[4]	(0.15)	(0.11)	(0.11)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	1.26	0.60	1.91	(1.51)	(4.67)

Total from investment operations	1.20	0.45	1.80	(1.62)	(4.82)

Net asset value at end of period	$13.06	$11.86	$11.41	$9.61	$11.23

Total return[5]	10.12%[6,8]	3.94%	18.73%	(14.43)%	(30.03)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,570	$23,854	$30,516	$31,274	$46,809
Ratios of expenses to average net assets
Net expenses	2.05%[9]	2.14%	2.08%	2.08%	2.03%
Total expenses	2.15%[9]	2.14%	2.08%	2.09%	2.05%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.51)%[9]	(1.30)%	(1.15)%	(0.99)%	(1.08)%
Before advisory/administration and other fee waivers	(0.61)%[9]	(1.30)%	(1.15)%	(1.00)%	(1.10)%
Portfolio turnover rate	70%	91%	113%	31%	22%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended October 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on the net realized and unrealized gain on investments per share.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[7]	The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.
[8]	The total return includes an impact of 9 basis points related to payments made by SSRM prior to January 31, 2005.
[9]	Annualized.

BlackRock

Mid-Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap Value Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Value Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $563 million and $18.1 billion as of December 31, 2005). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for “value” stocks from the universe of U.S. mid-capitalization companies. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specified price on a specified date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Mid-Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell Midcap® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund. The performance of the Investor B Shares of the fund prior to January 31, 2005 is based on the performance of the B(1) Shares of the SSR Fund. The performance of the Investor C Shares of the fund prior to January 31, 2005 is based on the performance of the C Shares of the SSR Fund. The performance for the period before B(1) Shares of the SSR Fund were launched on January 1, 1999 is based upon performance for B Shares of the SSR Fund. The actual return of B(1) Shares would have been lower than shown for this period because B Shares of the SSR Fund had lower expenses than B(1) Shares.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Mid-Cap Value; Inv A
Return Before Taxes	3.75%	19.85%	10.21%	12.83%	08/25/86
Return After Taxes on Distributions	-0.02%	18.08%	7.81%	10.05%
Return After Taxes on Distributions and Sale of Shares	3.72%	16.50%	7.49%	9.62%
Mid-Cap Value; Inv B
Return Before Taxes	5.00%	20.57%	10.47%	12.67%	08/25/86
Mid-Cap Value; Inv C
Return Before Taxes	8.28%	21.39%	10.76%	12.69%	08/25/86
Russell Midcap® Value (Reflects no deduction for fees, expenses or taxes)	12.65%	24.37%	12.21%	13.65%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5	%**	1.00	%***
(as percentage of offering price)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.80%	.80%	.80%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.66%	.70%	.60%
Service fees	.25%	.25%	.25%
Other	.41%	.45%	.35%
Total annual fund operating expenses	1.46%	2.25%	2.15%
Fee waivers and expense reimbursements[1]	.21%	.25%	.15%
Net expenses[1]	1.25%	2.00%	2.00%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge Be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.25% (for Investor A Shares) and 2.00% (for Investor B and C Shares) of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$646	$943	$1,262	$2,163
B Shares**
Redemption	$653	$1,029	$1,382	$2,366	***
B Shares
No Redemption	$203	$679	$1,182	$2,366	***
C Shares**
Redemption	$303	$659	$1,141	$2,471
C Shares
No Redemption	$203	$659	$1,141	$2,471
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders three different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Anthony F. Forcione, CFA, Director at BlackRock Advisors, LLC (BlackRock), and Wayne J. Archambo, CFA, Managing Director at BlackRock.

Mr. Forcione joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005 and was promoted to Director in January 2006. Prior to joining BlackRock, Mr. Forcione was a Vice President at SSRM. He assisted with the management of the State Street Research Mid Cap Value Fund since 2000 and was named a co-portfolio manager in 2003. Mr. Forcione joined SSRM in 1992 and became an equity analyst in 1997.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products and has been a portfolio manager for the Fund since January 2005. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	INVESTOR A SHARES
	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05[1]	Year Ended 6/30/04[1,2]	Year Ended 6/30/03[1,2]	Year Ended 6/30/02[1],2,3	Year Ended 6/30/01[1,2,3]
Net asset value, beginning of year	$12.53	$11.92	$8.91	$10.53	$11.73	$8.66

Income from investment operations
Net investment income (loss)	0.02 [4]	0.07	0.05	0.06	0.02	0.06
Net realized and unrealized gain (loss) on investments	0.94	1.45	3.02	(1.22)	0.29	3.56

Total from investment operations	0.96	1.52	3.07	(1.16)	0.31	3.62

Less distributions
Dividends from net investment income	– –	(0.11)	(0.06)	– –	– –	(0.13)
Distributions from capital gains	– –	(0.80)	– –	(0.46)	(1.51)	(0.42)

Total distributions	– –	(0.91)	(0.06)	(0.46)	(1.51)	(0.55)

Net asset value, end of year	$13.49	$12.53	$11.92	$8.91	$10.53	$11.73

Total return[5]	7.66%[6]	12.98%	34.51%	(10.61)%	2.96%	43.49%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$500,479	$448,237	$363,188	$194,034	$242,113	$107,448
Net expenses	1.25%[7]	1.24%[7]	1.28%	1.29%	1.25%	1.25%
Total expenses	1.64%[7]	1.38%[7]	1.33%	1.48%	1.41%	1.55%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	0.24%[7]	0.92%[7]	0.47%	0.65%	0.16%	0.59%
Before advisory/administration and other fee waivers	(0.15)%[7]	0.78%[7]	0.42%	0.47%	0.01%	0.31%
Portfolio turnover rate	60%	53%	86%	66%	69%	116%

[1]	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.57950264, 1.62345461, and 1.63087248 for Class A, Class B and Class C shares, respectively.
[2]	Per-share figures have been calculated using the average shares method.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
6	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	INVESTOR B SHARES
	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05[1]	Year Ended 6/30/04[1,2]	Year Ended 6/30/03[1,2]	Year Ended 6/30/02[1],2,3	Year Ended 6/30/01[1,2,3]
Net asset value at beginning of period	$11.87	$11.28	$8.45	$10.05	$11.30	$8.36

Net investment income (loss)	(0.04)[4]	(0.03)	(0.02)	(0.01)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	0.90	1.41	2.85	(1.15)	0.28	3.45

Total from investment operations	0.86	1.38	2.83	(1.16)	0.22	3.43

Dividends from net investment income	– –	(0.01)	– –	– –	– –	(0.08)
Dividends from capital gains	– –	(0.78)	– –	(0.44)	(1.47)	(0.41)

Total distributions	– –	(0.79)	– –	(0.44)	(1.47)	(0.49)

Net asset value, end of year	$12.73	$11.87	$11.28	$8.45	$10.05	$11.30

Total return[5]	7.25%[6]	12.39%	33.53%	(11.13)%	2.20%	42.51%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$131,651	$128,568	$109,815	$79,536	$91,416	$25,957
Net expenses	2.00%[7]	1.99%[7]	1.98%	1.99%	1.95%	1.95%
Total expenses	2.29%[7]	2.09%[7]	2.03%	2.18%	2.10%	2.25%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(0.52)%[7]	0.20%[7]	(0.24)%	(0.05)%	(0.52)%	(0.18)%
Before advisory/administration and other fee waivers	(0.81)%[7]	0.10%[7]	(0.29)%	(0.23)%	(0.66)%	(0.46)%
Portfolio turnover rate	60%	53%	86%	66%	69%	116%

[1]	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461, and 1.63087248 for Institutional, Class A, Class B and Class C shares, respectively.
[2]	Per-share figures have been calculated using the average shares method.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sale load nor contingent deferred sales loss is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	INVESTOR C SHARES
	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05[1]	Year Ended 6/30/04[1,2]	Year Ended 6/30/03[1,2]	Year Ended 6/30/02[1,2],3	Year Ended 6/30/01[1,2],3
Net asset value, beginning of year	$11.87	$11.28	$8.45	$10.04	$11.28	$8.35

Income from investment operations
Net investment income (loss)	(0.04)[3]	(0.03)	(0.02)	(0.01)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.90	1.40	2.85	(1.14)	0.28	3.42

Total from investment operations	0.86	1.37	2.83	(1.15)	0.23	3.41

Less distributions
Dividends from net investment income	– –	(0.01)	– –	– –	– –	(0.07)
Distributions from capital gains	– –	(0.77)	– –	(0.44)	(1.47)	(0.41)

Total distributions	– –	(0.78)	– –	(0.44)	(1.47)	(0.48)

Net asset value, end of year	$12.73	$11.87	$11.28	$8.45	$10.04	$11.28

Total return[5]	7.25%[6]	12.40%	33.53%	(11.09)%	2.25%	42.48%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$103,344	$91,657	$82,758	$58,499	$62,505	$14,062
Total expenses	2.00%[7]	1.99%[7]	1.98%	1.99%	1.95%	1.95%
Net expenses	2.29%[7]	2.09%[7]	2.03%	2.19%	2.09%	2.25%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.50)%[7]	0.19%[7]	(0.24)%	(0.04)%	(0.51)%	(0.09)%
Before advisory/administration and other fee waivers	(0.79)%[7]	0.09%[7]	(0.29)%	(0.23)%	(0.64)%	(0.37)%
Portfolio turnover rate	60%	53%	86%	66%	69%	116%

[1]	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461, and 1.63087248 for Institutional, Class A, Class B and Class C shares, respectively.
[2]	Per-share figures have been calculated using the average shares method.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

BlackRock

Mid-Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies:

The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Growth Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $996 million and $18.4 billion as of December 31, 2005). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on U.S. mid-capitalization emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities) performed by the management team.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell Midcap® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Mid-Cap Growth; Inv A
Return Before Taxes	3.90%	16.84%	-5.10%	8.51%	12/27/96
Return After Taxes on Distributions	3.70%	16.77%	-5.13%	5.43%
Return After Taxes on Distributions and Sale of Shares	2.80%	14.62%	-4.26%	5.81%
Mid-Cap Growth; Inv B
Return Before Taxes	4.93%	17.45%	-5.06%	8.46%	12/27/96
Mid-Cap Growth; Inv C
Return Before Taxes	8.43%	18.29%	-4.66%	8.46%	12/27/96
Russell Midcap® Growth (Reflects no deduction for fees, expenses or taxes)	12.10%	22.70%	1.38%	8.39%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5	%**	1.00	%***
(as percentage of offering price)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.80%	.80%	.80%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.99%	1.12%	.86%
Service fees	.25%	.25%	.25%
Other	.74%	.87%	.61%
Total annual fund operating expenses	1.79%	2.67%	2.41%
Fee waivers and expense reimbursements[1]	.21%	.34%	.08%
Net expenses[1]	1.58%	2.33%	2.33%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.58% (for Investor A Shares) and 2.33% (for Investor B and C Shares) of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$677	$1,039	$1,425	$2,503
B Shares**
Redemption	$686	$1,147	$1,585	$2,764	***
B Shares
No Redemption	$236	$797	$1,385	$2,764	***
C Shares**
Redemption	$336	$744	$1,278	$2,740
C Shares
No Redemption	$236	$744	$1,278	$2,740
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Eileen M. Leary, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Anne Truesdale, CFA, Vice President at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. Leary and Ms. Truesdale joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Prior to joining BlackRock, Ms. Truesdale was a member of the small and mid-cap growth equity team at SSRM. She was employed by SSRM beginning in 1997 and has been an equity analyst focusing on mid-cap growth companies in the technology, media, gaming, financial and services sectors. Prior to that, she was part of the Central Research team covering the telecom, publishing, IT services, business services and financial services sectors.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Mid-Cap Growth Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$8.26	$7.17	$5.77	$7.17	$25.92	$7.63	$6.67	$5.41	$6.77	$25.12

Income from investment operations
Net investment loss	(0.11)[2]	(0.09)[2]	(0.07)	(0.11)	(0.04)	(0.15)[2]	(0.14)[2]	(0.11)	(0.16)	(0.12)
Net gain (loss) on investments (both realized and unrealized)	1.67	1.18	1.47	(1.29)	(11.23)	1.52	1.10	1.37	(1.20)	(10.75)

Total from investment operations	1.56	1.09	1.40	(1.40)	(11.27)	1.37	0.96	1.26	(1.36)	(10.87)

Less distributions
Distributions from net realized gains	– –	– –	– –	– –	(7.48)	– –	– –	– –	– –	(7.48)

Total distributions	– –	– –	– –	– –	(7.48)	– –	– –	– –	– –	(7.48)

Net asset value at end of period	$9.82	$8.26	$7.17	$5.77	$7.17	$9.00	$7.63	$6.67	$5.41	$6.77

Total return[3]	18.89%[4]	15.20%[4]	24.26%[4]	(19.53)%	(56.91)%	17.96%[4]	14.39%[4]	23.29%[4]	(20.09)%	(57.24)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$290,285	$27,777	$25,960	$26,242	$38,225	$59,100	$31,900	$33,982	$33,822	$51,186
Ratios of expenses to average net assets
Net expenses	1.58%	1.67%	1.68%	1.62%	1.60%	2.33%	2.44%	2.43%	2.37%	2.35%
Total expenses	1.78%	1.77%	1.71%	1.62%	1.60%	2.41%	2.45%	2.45%	2.37%	2.35%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.14)%	(1.09)%	(0.96)%	(1.24)%	(0.38)%	(1.82)%	(1.86)%	(1.69)%	(1.98)%	(1.12)%
Before advisory/administration and other fee waivers	(1.34)%	(1.19)%	(0.98)%	(1.24)%	(0.38)%	(1.90)%	(1.87)%	(1.71)%	(1.98)%	(1.12)%
Portfolio turnover rate	85%	29%	168%	279%	584%	85%	29%	168%	279%	584%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$7.63	$6.67	$5.41	$6.77	$25.10

Income from investment operations
Net investment loss	(0.15)[2]	(0.14)[2]	(0.11)	(0.18)	(0.13)
Net gain (loss) on investments (both realized and unrealized)	1.52	1.10	1.37	(1.18)	(10.72)

Total from investment operations	1.37	0.96	1.26	(1.36)	(10.85)

Less distributions
Distributions from net realized gains	– –	– –	– –	– –	(7.48)

Total distributions	– –	– –	– –	– –	(7.48)

Net asset value at end of period	$9.00	$7.63	$6.67	$5.41	$6.77

Total return[3]	17.96%[4]	14.39%[4]	23.29%[4]	(20.09)%	(57.19)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,748	$11,269	$12,212	$12,092	$21,144
Ratios of expenses to average net assets
Net expenses	2.33%	2.44%	2.43%	2.37%	2.35%
Total expenses	2.41%	2.45%	2.45%	2.37%	2.35%
Ratios of net investment loss to average net assets
After advisory/administration fee waivers	(1.83)%	(1.86)%	(1.69)%	(1.98)%	(1.10)%
Before advisory/administration fee waivers	(1.91)%	(1.87)%	(1.71)%	(1.98)%	(1.10)%
Portfolio turnover rate	85%	29%	168%	279%	584%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Aurora Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small- and mid-cap value, referring to the type of securities the managers will choose for this fund.

Russell 2500™ Value Index: An index composed of the Russell 2500™ companies with lower price-to-book ratios and lower forcasted growth values.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund seeks to provide high total return, consisting principally of capital appreciation.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $38 million and $10.8 billion as of December 31, 2005) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as large-capitalization stocks, growth stocks, and bonds. The fund may invest up to 5% of total assets in bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents (junk bonds). Split rated bonds will be considered to have the higher credit rating. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when the fund management team believes the stock has reached its price target, it is fully valued or when, in their opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

While the fund management team chooses stocks it believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Aurora Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500™ Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund. The performance of the Investor B Shares of the fund prior to January 31, 2005 is based on the performance of the B(1) Shares of the SSR Fund. The performance of the Investor C

Shares of the fund prior to January 31, 2005 is based on the performance of the C Shares of the SSR Fund. The performance for the period before B(1) Shares of the SSR Fund were launched on January 1, 1999 is based upon performance for B Shares of the SSR Fund. The actual return of B(1) Shares would have been lower than shown for this period because B Shares of the SSR Fund had lower expenses than B(1) Shares.

In January 2005 the fund changed its primary investment strategies and, therefore, the fund’s performance prior to that date does not reflect the fund’s current investment style.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Aurora; Inv A
Return Before Taxes	-3.02%	18.63%	9.17%	18.64%	02/13/95
Return After Taxes on Distributions	-5.63%	16.93%	8.21%	16.70%
Return After Taxes on Distributions and Sale of Shares	1.53%	16.07%	7.90%	15.83%
Aurora; Inv B
Return Before Taxes	-1.55%	19.30%	9.40%	18.46%	02/13/95
Aurora; Inv C
Return Before Taxes	1.33%	20.12%	9.68%	18.47%	02/13/95
Russell 2500™ Value (Reflects no deduction for fees, expenses or taxes)	7.74%	23.82%	13.43%	13.89%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.0	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.80%	.80%	.80%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.56%	.62%	.58%
Service fees	.25%	.25%	.25%
Other	.31%	.37%	.33%
Total annual fund operating expenses	1.36%	2.17%	2.13%
Fee waivers and expense reimbursements[1]	– –%	– –%	– –%
Net expenses[1]	1.36%	2.17%	2.13%
*	Reduced front-end sales charges may be available (See the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.44% (for Investor A Shares) and 2.19% (for Investor B and C Shares) of average daily net assets until February 1, 2007. Including voluntary waivers, the net expenses for the Investor A class of the fund are estimated to be 1.36%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$656	$933	$1,231	$2,074
B Shares**
Redemption	$670	$1,029	$1,364	$2,298	***
B Shares
No Redemption	$220	$679	$1,164	$2,298	***
C Shares**
Redemption	$316	$667	$1,144	$2,462
C Shares
No Redemption	$216	$667	$1,144	$2,462
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O’Connor, CFA, Managing Director at BlackRock.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Aurora Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,3]	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$39.49	$32.28	$24.43	$26.51	$29.17

Income from investment operations
Net investment income (loss)	(0.16)[4]	(0.22)	(0.19)	(0.23)	0.02
Net gain (loss) on investments (both realized and unrealized)	6.39	7.45	8.19	(1.85)	(0.37)

Total from investment operations	6.23	7.23	8.00	(2.08)	(0.35)

Less distributions
Distributions from capital gains	(3.84)	(0.02)	(0.15)	– –	(2.31)

Total distributions	(3.84)	(0.02)	(0.15)	– –	(2.31)

Net asset value at end of period	$41.88	$39.49	$32.28	$24.43	$26.51

Total return[5]	16.28%[6]	22.39%	32.90%	(7.85)%	(0.98)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$1,690,497	$2,169,836	$1,682,504	$1,449,869	$1,334,548
Ratios of expenses to average net assets
Expense ratio	1.40%	1.40%	1.55%	1.47%	1.43%
Expense ratio after expense reductions	1.47%	1.40%	1.55%	1.48%	1.44%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.36)%	(0.57)%	(0.69)%	(0.73)%	0.08%
Before advisory/administration and other fee waivers	(0.43)%	(0.57)%	(0.69)%	(0.74)%	0.07%
Portfolio turnover rate	73%	33%	48%	42%	26%
[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net unrealized gain per share and total return.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Aurora Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,3]	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$36.67	$30.19	$23.02	$25.16	$27.99

Income from investment operations
Net investment loss	(0.40)[4]	(0.45)	(0.36)	(0.42)	(0.18)
Net gain (loss) on investments (both realized and unrealized)	5.89	6.95	7.68	(1.72)	(0.34)

Total from investment operations	5.49	6.50	7.32	(2.14)	(0.52)

Less distributions
Distributions from capital gains	(3.84)	(0.02)	(0.15)	– –	(2.31)

Total distributions	(3.84)	(0.02)	(0.15)	– –	(2.31)

Net asset value at end of period	$38.32	$36.67	$30.19	$23.02	$25.16

Total return[5]	15.44%[6]	21.53%	31.96%	(8.51)%	(1.67)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$436,642	$470,430	$401,016	$340,529	$299,062
Ratios of expenses to average net assets
Expense ratio	2.14%	2.10%	2.25%	2.17%	2.13%
Expense ratio after expense reductions	2.15%	2.10%	2.25%	2.18%	2.14%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.10)%	(1.27)%	(1.39)%	(1.43)%	(0.63)%
Before advisory/administration and other fee waivers	(1.11)%	(1.27)%	(1.39)%	(1.44)%	(0.64)%
Portfolio turnover rate	73%	33%	48%	42%	26%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,3]	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$36.67	$30.18	$23.01	$25.16	$27.99

Income from investment operations
Net investment loss	(0.42)[4]	(0.45)	(0.35)	(0.42)	(0.18)
Net gain (loss) on investments (both realized and unrealized)	5.91	6.96	7.67	(1.73)	(0.34)

Total from investment operations	5.49	6.51	7.32	(2.15)	(0.52)

Less distributions
Distributions from capital gains	(3.84)	(0.02)	(0.15)	– –	(2.31)

Total distributions	(3.84)	(0.02)	(0.15)	– –	(2.31)

Net asset value at end of period	$38.32	$36.67	$30.18	$23.01	$25.16

Total return[5]	15.45%[6]	21.57%	31.97%	(8.55)%	(1.67)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$405,952	$493,980	$409,076	$402,010	$378,733
Ratios of expenses to average net assets
Expense ratio	2.14%	2.10%	2.25%	2.17%	2.13%
Expense ratio after expense reductions	2.15%	2.10%	2.25%	2.18%	2.14%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.10)%	(1.27)%	(1.39)%	(1.43)%	(0.62)%
Before advisory/administration and other fee waivers	(1.11)%	(1.27)%	(1.39)%	(1.44)%	(0.63)%
Portfolio turnover rate	73%	33%	48%	42%	26%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net unrealized gain per share and total return.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Small/Mid-Cap Growth Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small- and mid-cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2500™ Growth Index: An index composed of the Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

Investment Goal

The fund seeks to provide growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

The fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500™ Growth Index (between approximately $26 million and $10.8 billion as of December 31, 2005) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment. The fund’s stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

The fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as value or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Emerging Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500™ Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund. The performance of the Investor B Shares of the fund prior to January 31, 2005 is based on the performance of the B(1) Shares of the SSR Fund. The performance of the Investor C Shares of the fund prior to January 31, 2005 is based on the performance of the C Shares of the SSR Fund. The performance for the period before B(1) Shares of the SSR Fund were launched on January 1, 1999 is based upon performance for B Shares of the SSR Fund. The actual return of B(1) Shares would have been lower than shown for this period because B Shares of the SSR Fund had lower expenses than B(1) Shares.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small/Mid-Cap Growth; Inv A
Return Before Taxes	3.93%	17.65%	4.29%	9.60%	10/04/93
Return After Taxes on Distributions	3.08%	17.33%	4.12%	7.79%
Return After Taxes on Distributions and Sale of Shares	3.25%	15.26%	3.65%	7.34%
Small/Mid-Cap Growth; Inv B
Return Before Taxes	5.07%	18.35%	4.49%	9.49%	10/04/93
Small/Mid-Cap Growth; Inv C
Return Before Taxes	8.47%	19.13%	4.86%	9.51%	10/04/93
Russell 2500™ Growth (Reflects no deduction for fees, expenses or taxes)	8.18%	21.95%	2.77%	7.37%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.0	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.75%	.75%	.75%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.82%	.98%	.74%
Service fees	.25%	.25%	.25%
Other	.57%	.73%	.49%
Total annual fund operating expenses	1.57%	2.48%	2.24%
Fee waivers and expense reimbursements[1]	.22%	.38%	.14%
Net expenses[1]	1.35%	2.10%	2.10%
*	Reduced front-end sales charges may be available (See the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.35% (for Investor A Shares) and 2.10% (for Investor B and C Shares) of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$655	$974	$1,316	$2,277
B Shares**
Redemption	$663	$1,086	$1,486	$2,562	***
B Shares
No Redemption	$213	$736	$1,286	$2,562	***
C Shares**
Redemption	$313	$687	$1,187	$2,564
C Shares
No Redemption	$213	$687	$1,187	$2,564
*	Reflects imposition of sales charge.
**	Reflects deduction of contingent deferred sales charge.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1],3	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$11.96	$11.63	$8.73	$9.27	$16.08

Income from investment operations
Net investment loss	(0.13)[4]	(0.14)	(0.11)	(0.09)	(0.08)
Net gain (loss) on investments (both realized and unrealized)	2.65	0.47	3.01	(0.45)	(4.45)

Total from investment operations	2.52	0.33	2.90	(0.54)	(4.53)

Less distributions
Distributions from capital gains	– –	– –	– –	– –	(2.28)

Total distributions	– –	– –	– –	– –	(2.28)

Net asset value at end of period	$14.48	$11.96	$11.63	$8.73	$9.27

Total return[5]	21.07%[6]	2.84%	33.22%	(5.93)%	(30.22)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$215,622	$268,065	$117,571	$41,474	$39,522
Ratios of expenses to average net assets
Expense ratio	1.37%[7]	1.39%	1.40%	1.40%	1.40%
Expense ratio after expense reductions	1.64%	1.56%	1.78%	1.98%	2.07%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.87)%	(1.09)%	(1.10)%	(0.90)%	(0.69)%
Before advisory/administration and other fee waivers	(1.14)%	(1.26)%	(1.48)%	(1.48)%	(1.36)%
Portfolio turnover rate	122%	208%	167%	168%	282%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net unrealized gain per share and total return.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[7]	For the period October 1, 2004, through January 31, 2005, the expense ratio reflects the expenses of the State Street Research Emerging Growth Fund prior to its reorganization with the Small Mid-Cap Growth Portfolio on January 31, 2005. The expense ratio for the period October 1, 2004 through January 31, 2005 was 1.41%. The expense ratio of the Portfolio for the period February 1, 2005, through September 30, 2005, was 1.35%.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/02[1,3]	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$10.84	$10.62	$8.03	$8.60	$15.17

Income from investment operations
Net investment loss	(0.19)[4]	(0.21)	(0.16)	(0.15)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	2.38	0.43	2.75	(0.42)	(4.14)

Total from investment operations	2.19	0.22	2.59	(0.57)	(4.29)

Less distributions
Distributions from capital gains	– –	– –	– –	– –	(2.28)

Total distributions	– –	– –	– –	– –	(2.28)

Net asset value at end of period	$13.03	$10.84	$10.62	$8.03	$8.60

Total return[5]	20.20%[6]	2.17%	32.25%	(6.63)%	(30.48)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$24,925	$24,880	$19,797	$13,288	$12,749
Ratios of expenses to average net assets
Expense ratio	2.10%	2.09%	2.10%	2.10%	2.10%
Expense ratio after expense reductions	2.30%	2.25%	2.54%	2.68%	2.77%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.58)%	(1.79)%	(1.78)%	(1.60)%	(1.39)%
Before advisory/administration and other fee waivers	(1.78)%	(1.95)%	(2.22)%	(2.18)%	(2.06)%
Portfolio turnover rate	122%	208%	167%	168%	282%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[1]	Year Ended 9/30/021,[3]	Year Ended 9/30/01[1,3]
Net asset value at beginning of period	$10.87	$10.64	$8.05	$8.61	$15.17

Income from investment operations
Net investment loss	(0.20)[4]	(0.21)	(0.16)	(0.15)	(0.15)
Net gain (loss) on investments (both realized and unrealized)	2.39	0.44	2.75	(0.41)	(4.13)

Total from investment operations	2.19	0.23	2.59	(0.56)	(4.28)

Less distributions
Distributions from capital gains	– –	– –	– –	– –	(2.28)

Total distributions	– –	– –	– –	– –	(2.28)

Net asset value at end of period	$13.06	$10.87	$10.64	$8.05	$8.61

Total return[5]	20.15%[6]	2.16%	32.17%	(6.50)%	(30.40)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,963	$29,627	$13,530	$5,794	$5,332
Ratios of expenses to average net assets
Expense ratio	2.10%	2.09%	2.10%	2.10%	2.10%
Expense ratio after expense reductions	2.32%	2.26%	2.51%	2.68%	2.77%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.60)%	(1.79)%	(1.79)%	(1.60)%	(1.39)%
Before advisory/administration and other fee waivers	(1.82)%	(1.96)%	(2.20)%	(2.18)%	(2.06)%
Portfolio turnover rate	122%	208%	167%	168%	282%

[1]	Per-share figures have been calculated using the average shares method.
[2]	During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net unrealized gain per share and total return.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[6]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Small Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell 2000® Value Index: An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for “value” stocks from the universe of companies with market capitalizations under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 2000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

Investor A Shares were launched in June 1992, Investor B Shares were launched in October 1994, and Investor C Shares were launched in October 1996. The performance for Investor C Shares for the period before they were launched is based upon performance for Investor B Shares. The actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are expected to have expenses of 1.22% of average daily net assets for the current fiscal year and Investor B Shares and Investor C Shares of the fund are expected to have expenses of 2.11% and 2.03%, respectively, of average daily net assets for the current fiscal year.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small Cap Value; Inv A
Return Before Taxes	-0.35%	20.66%	8.95%	10.12%	04/13/92
Return After Taxes on Distributions	-5.53%	15.54%	4.77%	6.86%
Return After Taxes on Distributions and Sale of Shares	1.44%	15.61%	5.73%	7.17%
Small Cap Value; Inv B
Return Before Taxes	1.21%	21.35%	9.27%	9.95%	04/13/92
Small Cap Value; Inv C
Return Before Taxes	4.02%	22.13%	9.43%	9.95%	04/13/92
Russell 2000® Value (Reflects no deductions for fees, expenses or taxes)	4.71%	23.18%	13.55%	13.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating

Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.55%	.55%	.55%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.67%	.81%	.73%
Service fees	.25%	.25%	.25%
Other	.42%	.56%	.48%
Total annual fund operating expenses	1.22%	2.11%	2.03%
Fee waivers and expense reimbursements[1]	– –%	– –%	– –%
Net expenses[1]	1.22%	2.11%	2.03%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated? for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.44% (for Investor A Shares) and 2.19% (for Investor B and C Shares) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 1.22%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$643	$892	$1,160	$1,925
B Shares**
Redemption	$664	$1,011	$1,334	$2,214	***
B Shares
No Redemption	$214	$661	$1,134	$2,214	***
C Shares**
Redemption	$306	$637	$1,093	$2,358
C Shares
No Redemption	$206	$637	$1,093	$2,358
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock) and Kate O’Connor, CFA, Managing Director at BlackRock.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small Cap Value Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$15.00	$14.04	$12.76	$16.18	$17.10	$13.77	$13.11	$12.11	$15.58	$16.56

Income from investment operations
Net investment income (loss)	– –[2]	(0.09)[2]	(0.05)	(0.10)	0.06	(0.10)[2]	(0.19)[2]	(0.13)	(0.20)	(0.06)
Net gain (loss) on investments (both realized and unrealized)	2.85	2.84	3.29	(0.99)	(0.07)	2.60	2.64	3.09	(0.94)	(0.07)

Total from investment operations	2.85	2.75	3.24	(1.09)	(0.01)	2.50	2.45	2.96	(1.14)	(0.13)

Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.07)	– –	– –	– –	– –	(0.01)
Distributions from net realized gains	(2.99)	(1.79)	(1.96)	(2.33)	(0.84)	(2.99)	(1.79)	(1.96)	(2.33)	(0.84)

Total distributions	(2.99)	(1.79)	(1.96)	(2.33)	(0.91)	(2.99)	(1.79)	(1.96)	(2.33)	(0.85)

Net asset value at end of period	$14.86	$15.00	$14.04	$12.76	$16.18	$13.28	$13.77	$13.11	$12.11	$15.58

Total return[3]	20.43%[4]	20.38%[4]	29.37%[4]	(8.71)%	0.09%	19.58%[4]	19.45%[4]	28.52%[4]	(9.46)%	(0.66)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$31,889	$35,240	$38,052	$43,884	$28,195	$12,848	$15,952	$15,019	$14,402	$16,599
Ratios of expenses to average net assets
Net expenses	1.24%	1.35%	1.38%	1.35%	1.34%	2.00%	2.07%	2.13%	2.10%	2.09%
Total expenses	1.35%	1.47%	1.41%	1.37%	1.34%	2.00%	2.09%	2.16%	2.12%	2.09%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.01)%	(0.55)%	(0.37)%	(0.62)%	0.38%	(0.76)%	(1.28)%	(1.12)%	(1.32)%	(0.37)%
Before advisory/administration and other fee waivers	(0.12)%	(0.67)%	(0.40)%	(0.64)%	0.38%	(0.76)%	(1.30)%	(1.15)%	(1.34)%	(0.37)%
Portfolio turnover rate	133%	154%	240%	260%	184%	133%	154%	240%	260%	184%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$13.78	$13.11	$12.12	$15.59	$16.57

Income from investment operations
Net investment loss	(0.10)[2]	(0.19)[2]	(0.14)	(0.20)	(0.05)
Net gain (loss) on investments (both realized and unrealized)	2.59	2.65	3.09	(0.94)	(0.08)

Total from investment operations	2.49	2.46	2.95	(1.14)	(0.13)

Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.01)
Distributions from net realized gains	(2.99)	(1.79)	(1.96)	(2.33)	(0.84)

Total distributions	(2.99)	(1.79)	(1.96)	(2.33)	(0.85)

Net asset value at end of period	$13.28	$13.78	$13.11	$12.12	$15.59

Total return[3]	19.49%[4]	19.53%[4]	28.42%[4]	(9.45)%	(0.65)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$6,414	$6,715	$5,839	$6,113	$7,051
Ratios of expenses to average net assets
Net expenses	2.00%	2.09%	2.13%	2.10%	2.09%
Total expenses	2.00%	2.11%	2.16%	2.12%	2.09%
Ratios of net investment loss to average net assets
After advisory/administration fee waivers	(0.76)%	(1.30)%	(1.13)%	(1.32)%	(0.37)%
Before advisory/administration fee waivers	(0.76)%	(1.32)%	(1.15)%	(1.33)%	(0.37)%
Portfolio turnover rate	133%	154%	240%	260%	184%
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Small Cap Core Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small cap, referring to the type of securities the manager will choose for this fund.

Russell 2000® Index: An index that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalizations under $2 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in her opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the manager chooses stocks she believes have above-average earnings growth potential or are undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Investor A shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 2000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

AVERAGE ANNUAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	Since Inception	Inception Date[2]
Small Cap Core Equity; Investor A
Return Before Taxes	0.59%	24.13%	14.24%	01/02/02
Return After Taxes on Distributions	0.15%	23.79%	14.00%
Return After Taxes on Distributions and Sale of Shares	0.55%	20.95%	12.32%
Small Cap Core Equity; Investor B
Return Before Taxes	1.47%	25.19%	14.99%	01/02/02
Small Cap Core Equity; Investor C
Return Before Taxes	4.91%	25.90%	15.47%	01/02/02
Russell 2000®
(Reflects no deduction for fees, expenses or taxes)	4.55%	22.13%	9.77%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Performance of the fund for the 2002 calendar year reflects the cumulative performance from the inception date (January 2, 2002) until December 31, 2002.
[2]	Inception date of the fund’s oldest class(es).

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	1.24%	1.24%	1.10%
Service fees	.25%	.25%	.25%
Other	.99%	.99%	.85%
Total annual fund operating expenses	2.24%	2.99%	2.85%
Fee waivers and expense reimbursements[1]	.47%	.47%	.33%
Net expenses[1]	1.77%	2.52%	2.52%
*	Reduced front-end sales charges may be available (See the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section of “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.77% (for Investor A Shares) and 2.52% (for Investor B and C Shares) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$695	$1,146	$1,621	$2,930
B Shares**
Redemption	$705	$1,230	$1,731	$3,099	***
B Shares
No Redemption	$255	$880	$1,531	$3,099	***
C Shares**
Redemption	$355	$852	$1,475	$3,152
C Shares
No Redemption	$255	$852	$1,475	$3,152
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Kate O’Connor, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Neil Wagner, Managing Director at BlackRock.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998. He has been a portfolio manager of the fund since May 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small Cap Core Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the Period 1/02/02[1,2] through 09/30/02		Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]		For the Period 1/02/02[1,2] through 9/30/02
Net asset value at beginning of period	$14.71	$11.99	$8.35		$10.00	$14.61	$11.99		$8.35		$10.00

Income from investment operations
Net investment loss	(0.17)[3]	(0.24)[3]	– –		– –	(0.28)[3]	(0.37)[3]		– –		– –
Net gain (loss) on investments (both realized and unrealized)	3.06	3.04	3.64		(1.65)	3.02	3.07		3.64		(1.65)

Total from investment operations	2.89	2.80	3.64		(1.65)	2.74	2.70		3.64		(1.65)

Less distributions
Distributions from net realized capital gains	(0.11)	(0.15)	– –		– –	(0.11)	(0.15)		– –		– –

Total distributions	(0.11)	(0.15)	– –		– –	(0.11)	(0.15)		– –		– –

Redemption fees added to paid in capital	– –	0.07	– –		– –	– –	0.07		– –		– –

Net asset value at end of period	$17.49	$14.71	$11.99		$8.35	$17.24	$14.61		$11.99		$8.35

Total Return[4]	19.71%[5]	24.01%[7]	43.59%		(16.50)%	18.81%[5]	23.17%[7]		43.59%		(16.50)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$11,997	$3,154	$7	$	– – [8]	$6,303	$1,157	$	– – [8]	$	– – [8]
Ratios of expenses to average net assets
Net Expenses	1.71%	1.74%	1.77%		1.77%[9]	2.44%	2.49%		2.52%		2.52%[9]
Total Expenses	2.17%	2.89%	3.43%		3.00%[9]	2.81%	3.56%		4.18%		3.75%[9]
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.01)%	(1.32)%	(1.09)%		(1.07)%[9]	(1.74)%	(2.07)%		(1.84)%		(1.82)%[9]
Before advisory/administration and other fee waivers	(1.47)%	(2.48)%	(2.75)%		(2.30)%[9]	(2.11)%	(3.15)%		(3.50)%		(3.05)%[9]
Portfolio turnover rate	118%	78%	218%		233%	118%	78%		218%		233%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]		For the Period 1/02/02[1,2] through 9/30/02
Net asset value at beginning of period	$14.60	$11.99		$8.35		$10.00

Income from investment operations
Net investment loss	(0.28)[3]	(0.28)[3]		– –		– –
Net gain (loss) on investments (both realized and unrealized)	3.02	2.99		3.64		(1.65)

Total from investment operations	2.74	2.71		3.64		(1.65)

Less distributions
Distributions from net realized capital gains	(0.11)	(0.15)		– –		– –

Total distributions	(0.11)	(0.15)		– –		– –

Redemption fees added to paid in capital	– –	0.05		– –		– –

Net asset value at end of period	$17.23	$14.60		$11.99		$8.35

Total Return[4]	18.82%[5]	23.08%[6]		43.59%		(16.50)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$17,266	$3,352	$	– – [8]	$	– –[8]
Ratios of expenses to average net assets
Net Expenses	2.44%	2.47%		2.52%		2.52%[9]
Total Expenses	2.80%	3.56%		4.18%		3.75%[9]
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.74)%	(2.03)%		(1.84)%		(1.82)%[9]
Before advisory/administration and other fee waivers	(2.10)%	(3.11)%		(3.50)%		(3.05)%[9]
Portfolio turnover rate	118%	78%		218%		233%
[1]	Audited by other auditors.
[2]	Commencement of share class.
[3]	Calculating using the average shares outstanding method.
[4]	Neither the sales load nor the contingent deferred sales load is reflected in the total return.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 42 basis points.
[7]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 59 basis points.
[8]	Net assets end of period are less than $1,000.
[9]	Annualized.

BlackRock

Small Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security such as stock, representing ownership in a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2000® Growth Index: An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Small Capitalization Companies: The fund generally defines these companies as those whose market capitalizations, at the time of the fund’s investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. Although a universal definition of small-capitalization companies does not exist, the fund generally defines these companies as those whose market capitalizations, at the time of the fund’s investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2005, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $13 million to $6.6 billion. In the future, the fund may define small-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on small cap emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities) performed by the management team.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

The chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 2000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

The performance for the period before Investor B and C Shares were launched is based upon performance for Investor A Shares of the fund. Investor A Shares were launched in September 1993, Investor B Shares were launched in January 1996 and Investor C

Shares were launched in September 1996. The actual return of Investor B and C Shares would have been lower than shown for the period before they were launched because Investor B and C Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are expected to have expenses of 1.17% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Investor B Shares and Investor C Shares of the fund are expected to have expenses of 2.21% and 2.12%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small Cap Growth; Inv A
Return Before Taxes	0.00%	19.41%	-4.28%	6.12%	09/14/93
Return After Taxes on Distributions	0.00%	19.41%	-4.28%	4.35%
Return After Taxes on Distributions and Sale of Shares	0.00%	16.90%	-3.59%	4.57%
Small Cap Growth; Inv B
Return Before Taxes	0.85%	20.07%	-4.24%	5.96%	09/14/93
Small Cap Growth; Inv C
Return Before Taxes	4.35%	20.87%	-3.84%	5.97%	09/14/93
Russell 2000® Growth (Reflects no deduction for fees, expenses or taxes)	4.15%	20.93%	2.28%	4.69%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)

plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.55%	.55%	.55%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.62%	.95%	.82%
Service fees	.25%	.25%	.25%
Other	.37%	.70%	.57%
Total annual fund operating expenses	1.17%	2.25%	2.12%
Fee waivers and expense reimbursements[1]	– –	.04%	– –
Net expenses[1]	1.17%	2.21%	2.12%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.46% (for Investor A Shares) and 2.21% (for Investor B and C Shares) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 1.17%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$638	$877	$1,135	$1,871
B Shares**
Redemption	$674	$1,049	$1,401	$2,309	***
B Shares
No Redemption	$224	$699	$1,201	$2,309	***
C Shares**
Redemption	$315	$664	$1,139	$2,452
C Shares
No Redemption	$215	$664	$1,139	$2,452
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, LLC (BlackRock), Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities and has been a manager of the fund since May 2002. He became a Managing Director at

BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. He has been an analyst of the fund since May 2002 and manager of the fund since March 2004. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Small Cap Growth Equity Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year ended 9/30/01[1]	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$13.57	$11.51	$8.48	$11.12	$34.47	$12.39	$10.59	$7.86	$10.39	$33.05

Income from investment operations
Net investment loss	(0.10)[2]	(0.16)[2]	(0.13)	(0.14)	(0.01)	(0.20)[2]	(0.24)[2]	(0.19)	(0.23)	(0.12)
Net gain (loss) on investments (both realized and unrealized)	2.64	2.22	3.16	(2.50)	(14.65)	2.41	2.03	2.92	(2.30)	(13.85)

Total from investment operations	2.54	2.06	3.03	(2.64)	(14.66)	2.21	1.79	2.73	(2.53)	(13.97)

Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.08)	– –	– –	– –	– –	(0.08)
Distributions from capital	– –	– –	– –	– –	(0.10)	– –	– –	– –	– –	(0.10)
Distributions from net realized gains	– –	– –	– –	– –	(8.51)	– –	– –	– –	– –	(8.51)

Total distributions	– –	– –	– –	– –	(8.69)	– –	– –	– –	– –	(8.69)

Redemption fees added to paid-in-capital	0.01	– –	– –	– –	– –	0.01	0.01	– –	– –	– –

Net asset value at end of period	$16.12	$13.57	$11.51	$8.48	$11.12	$14.61	$12.39	$10.59	$7.86	$10.39

Total return[3]	18.79%[4]	17.90%[5]	35.73%[5]	(23.74)%	(53.90)%	17.92%[6]	17.00%[7]	34.73%[5]	(24.35)%	(54.22)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$160,374	$131,795	$102,642	$95,620	$85,211	$15,516	$23,983	$24,167	$21,958	$37,351
Ratios of expenses to average net assets
Net expenses	1.19%	1.30%	1.37%	1.33%	1.29%	1.94%	2.07%	2.11%	2.07%	2.03%
Total expenses	1.29%	1.40%	1.40%	1.36%	1.29%	1.94%	2.07%	2.14%	2.10%	2.03%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.66)%	(1.12)%	(1.22)%	(1.14)%	0.02%	(1.45)%	(1.89)%	(1.97)%	(1.89)%	(0.69)%
Before advisory/administration and other fee waivers	(0.76)%	(1.22)%	(1.25)%	(1.17)%	0.02%	(1.45)%	(1.89)%	(2.00)%	(1.92)%	(0.69)%
Portfolio turnover rate	91%	81%	167%	238%	363%	91%	81%	167%	238%	363%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$12.40	$10.60	$7.86	$10.39	$33.05

Income from investment operations
Net investment loss	(0.19)[2]	(0.25)[2]	(0.18)	(0.23)	(0.12)
Net gain (loss) on investments (both realized and unrealized)	2.40	2.04	2.92	(2.30)	(13.85)

Total from investment operations	2.21	1.79	2.74	(2.53)	(13.97)

Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.08)
Distributions from capital	– –	– –	– –	– –	(0.10)
Distributions from net realized gains	– –	– –	– –	– –	(8.51)

Total distributions	– –	– –	– –	– –	(8.69)

Redemption fees added to paid-in-capital	0.01	0.01	– –	– –	– –

Net asset value at end of period	$14.62	$12.40	$10.60	$7.86	$10.39

Total return[3]	17.90%[6]	16.98%[6]	34.86%[5]	(24.35)%	(54.21)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$15,434	$13,989	$11,396	$9,665	$18,170
Ratios of expenses to average net assets
Net expenses	1.94%	2.08%	2.11%	2.07%	2.03%
Total expenses	1.94%	2.08%	2.14%	2.10%	2.03%
Ratios of net investment loss to average net assets
After advisory/administration fee waivers	(1.41)%	(1.90)%	(1.97)%	(1.89)%	(0.67)%
Before advisory/administration fee waivers	(1.41)%	(1.90)%	(2.00)%	(1.92)%	(0.67)%
Portfolio turnover rate	91%	81%	167%	238%	363%
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period is 7 basis points.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period is 8 basis points.
[7]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period is 9 basis points.

BlackRock

Asset Allocation Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Goal

The Fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

The fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the fund management team monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%).

The assets allocated to the stock and bond categories undergo a further allocation process. The fund management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The fund management team regularly reviews and allocates varying percentages of the fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. Within each distinct discipline, the equity investment management teams assess each stock’s changing characteristics relative to its contribution to portfolio risk within that discipline. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

Members of the fixed income investment management team are responsible for managing the fixed income allocation of the fund.

IMPORTANT DEFINITIONS

High Yield Bonds: Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade:  Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style:  Refers to the guiding principle of a mutual fund’s investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

The fixed income investment management team evaluates sectors of the bond market and individual securities within these sectors. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the fixed income management team believes that they have the potential for above-average total return. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in these securities in order to achieve its investment goal.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because market conditions can vary, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Asset Allocation Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund. The performance of the Investor B Shares of the fund prior to January 31, 2005 is based on the performance of the B(1) Shares of the SSR Fund. The performance of the Investor C Shares of the fund prior to January 31, 2005 is based on the performance of the C Shares of the SSR Fund. The performance for the period before B(1) Shares of the SSR Fund were launched on January 1, 1999 is based upon performance for B Shares of the SSR Fund. The actual return of B(1) Shares would have been lower than shown for this period because B Shares of the SSR Fund had lower expenses than B(1) Shares.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Asset Allocation; Inv A
Return Before Taxes	0.01%	11.68%	4.10%	8.52%	12/29/88
Return After Taxes on Distributions	-1.36%	10.56%	2.84%	6.20%
Return After Taxes on Distributions and Sale of Shares	1.36%	9.66%	2.91%	6.14%
Asset Allocation; Inv B
Return Before Taxes	0.92%	12.18%	4.25%	8.39%	12/29/88
Asset Allocation; Inv C
Return Before Taxes	4.32%	13.08%	4.58%	8.38%	12/29/88
60% S&P 500®/40% Leh. Agg. (Reflects no deduction for fees, expenses or taxes)	4.00%	10.10%	2.99%	8.25%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5	%**	1.00	%***
(as percentage of offering price)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.55%	.55%	.55%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.65%	.68%	.57%
Service fees	.25%	.25%	.25%
Other	.40%	.43%	.32%
Total annual fund operating expenses	1.20%	1.98%	1.87%
Fee waivers and expense reimbursements[1]	– –%	– –%	– –%
Net expenses[1]	1.20%	1.98%	1.87%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of .75% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.33% (for Investor A Shares) and 2.08% (for Investor B and C Shares) of average daily net assets until February 1, 2007. Including voluntary waivers, the net expenses for the Investor A class of the fund are estimated to be 1.20%. These voluntary waivers may be terminated at anytime. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$641	$886	$1,150	$1,903
B Shares**
Redemption	$651	$971	$1,268	$2,105	***
B Shares
No Redemption	$201	$621	$1,068	$2,105	***
C Shares**
Redemption	$290	$588	$1,011	$2,190
C Shares
No Redemption	$190	$588	$1,011	$2,190
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by R. Andrew Damm, Managing Director of BlackRock Advisors, LLC (BlackRock), and Linda Zhang, PhD, Vice President at BlackRock.

Mr. Damm is primarily responsible for the oversight of the risk management of domestic and international equity portfolios and has managed the fund since 2005. He heads a team that utilizes quantitative techniques to model all of BlackRock’s equity portfolios to ensure that they are managed consistently with their mandates. He works with BlackRock’s portfolio managers to communicate portfolio risk forecasts and to analyze historical performance. He is also a member of the Portfolio Risk Management Group, the Asset Allocation Committee and the Equity Investment Strategy Group.

Prior to taking on his current responsibilities, Mr. Damm was the equity product strategist and the lead portfolio manager for BlackRock’s large cap growth and core equity portfolios where he led a team of analysts and portfolio managers that managed institutional and mutual fund portfolios. He joined the PNC Asset Management Group in 1995 as a senior investment strategist, and was previously a portfolio manager within PNC’s Investment Management and Trust Division.

Ms. Zhang joined BlackRock following the merger with SSRM in 2005. She is a member of the Asset Allocation Committee and the Equity Investment Strategy Group. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative

Strategy Group. From 1997 to 2003, Ms. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through March 31, 2003) and Deloitte & Touche LLP (for periods after March 31, 2003). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	INVESTOR A SHARES
	For the Period 3/01/05 to 9/30/05	For the Period 4/01/04 to 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2]	Year Ended 3/31/02[1,2]	Year Ended 3/31/01[1,2]
Net asset value, beginning of period	$14.95	$14.89	$11.36	$14.15	$14.03	$16.24

Income from investment operations
Net investment income	0.13 [3]	0.18	0.19	0.24	0.28	0.39
Net realized and unrealized gain (loss) on investments	0.53	0.80	3.55	(2.68)	0.83	(0.40)

Total from investment operations	0.66	0.98	3.74	(2.44)	1.11	(0.01)

Less distributions
Dividends from net investment income	(0.13)	(0.38)	(0.21)	(0.29)	(0.31)	(0.31)
Distributions from capital gains	0.00	(0.54)	– –	(0.06)	(0.68)	(1.89)

Total distributions	(0.13)	(0.92)	(0.21)	(0.35)	(0.99)	(2.20)

Net asset value, end of period	$15.48	$14.95	$14.89	$11.36	$14.15	$14.03

Total return[4]	4.44%[5]	6.78%	32.94%	(17.37)%	8.15%	0.29%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$491,557	$526,929	$357,100	$252,069	$320,614	$272,813
Net expenses	1.25%[6]	1.24%[6]	1.45%	1.42%	1.40%	1.44%
Total expenses	1.46%[6]	1.32%[6]	1.45%	1.43%	1.41%	1.46%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	1.51%[6]	1.55%[6]	1.43%	1.92%	1.95%	2.61%
Before advisory/administration and other fee waivers	1.30%[6]	1.47%[6]	1.43%	1.92%	1.95%	2.61%
Portfolio turnover rate	90%	101%	216%	181%	186%	181%

	INVESTOR B SHARES
	For the Period 3/01/05 to 9/30/05	For the Period 4/01/04 to 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2]	Year Ended 3/31/02[1,2]	Year Ended 3/31/01[1,2]
Net asset value, beginning of period	$14.81	$14.74	$11.26	$14.01	$13.90	$16.08

Income from investment operations
Net investment income	0.07 [3]	0.08	0.10	0.15	0.17	0.26
Net realized and unrealized gain (loss) on investments	0.51	0.81	3.49	(2.63)	0.83	(0.37)

Total from investment operations	0.58	0.89	3.59	(2.48)	1.00	(0.11)

Less distributions
Dividends from net investment income	(0.05)	(0.28)	(0.11)	(0.21)	(0.21)	(0.19)
Distributions from capital gains	0.00	(0.54)	– –	(0.06)	(0.68)	(1.88)

Total distributions	(0.05)	(0.82)	(0.11)	(0.27)	(0.89)	(2.07)

Net asset value, end of period	$15.34	$14.81	$14.74	$11.26	$14.01	$13.90

Total return[4]	3.94%[5]	6.20%	32.03%	(17.91)%	7.30%	(0.35)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$181,583	$187,689	$133,083	$75,963	$81,440	$56,543
Net expenses	2.01%[6]	2.04%[6]	2.15%	2.12%	2.10%	2.17%
Total expenses	2.11%[6]	2.04%[6]	2.15%	2.13%	2.11%	2.19%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	0.75%[6]	0.73%[6]	0.72%	1.22%	1.25%	1.86%
Before advisory/administration and other fee waivers	0.65%[6]	0.73%[6]	0.72%	1.22%	1.25%	1.86%
Portfolio turnover rate	90%	101%	216%	181%	186%	181%

[1]	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71991517, 0.72321182, and 0.72727901 for Class A, Class B and Class C shares, respectively.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	INVESTOR C SHARES
	For the Period 3/01/05 to 9/30/05	For the Period 4/01/04 to 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2]	Year Ended 3/31/02[1,2]	Year Ended 3/31/01[1,2]
Net asset value, beginning of period	$14.81	$14.74	$11.25	$14.01	$13.89	$16.05

Income from investment operations
Net investment income	0.06 [3]	0.08	0.10	0.15	0.18	0.27
Net realized and unrealized gain (loss) on investments	0.52	0.81	3.50	(2.65)	0.80	(0.38)

Total from investment operations	0.58	0.89	3.60	(2.50)	0.98	(0.11)

Less distributions
Dividends from net investment income	(0.06)	(0.28)	(0.11)	(0.21)	(0.19)	(0.18)
Distributions from capital gains	– –	(0.54)	– –	(0.05)	(0.67)	(1.87)

Total distributions	(0.06)	(0.82)	(0.11)	(0.26)	(0.86)	(2.05)

Net asset value, end of period	$15.33	$14.81	$14.74	$11.25	$14.01	$13.89

Total return[4]	3.90%[5]	6.20%	32.14%	(17.96)%	7.31%	(0.35)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$67,371	$65,357	$42,262	$19,079	$13,226	$12,687
Net expenses	2.00%[6]	2.04%[6]	2.15%	2.12%	2.10%	2.17%
Total expenses	2.11%[6]	2.04%[6]	2.15%	2.13%	2.11%	2.19%
Ratio of net investment income to average net assets
After advisory/administration and other fee waivers	0.75%[6]	0.76%[6]	0.72%	1.21%	1.26%	1.89%
Before advisory/administration and other fee waivers	0.64%[6]	0.76%[6]	0.72%	1.21%	1.26%	1.89%
Portfolio turnover rate	90%	101%	216%	181%	186%	181%

[1]	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936, 0.71991517, 0.72321182, and 0.72727901 for Institutional, Class A, Class B and Class C shares, respectively.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

BlackRock

Health Sciences Opportunities Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is health sciences, referring to the type of securities the managers will choose for this fund.

Lipper Health/Biotechnology Fund Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The sector can include, but is not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average growth over the long term. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund does not limit its investments to companies of any particular size. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depository receipts.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences. They may also include debt securities and smaller capitalization companies.

From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Health Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table on the next page show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Health/Biotechnology Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund. The performance of the Investor B Shares of the fund prior to January 31, 2005 is based on the performance of the B(1) Shares of the SSR Fund. The performance of the Investor C Shares of the fund prior to January 31, 2005 is based on the performance of the C Shares of the SSR Fund.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Health Sciences Opportunities; Inv A
Return Before Taxes	10.10%	28.09%	10.92%	18.32%	12/21/99
Return After Taxes on Distributions	9.44%	26.94%	10.29%	17.20%
Return After Taxes on Distributions and Sale of Shares	6.88%	24.07%	9.22%	15.62%
Health Sciences Opportunities; Inv B
Return Before Taxes	11.51%	29.03%	11.18%	18.83%	12/21/99
Health Sciences Opportunities; Inv C
Return Before Taxes	14.99%	29.76%	11.43%	18.79%	12/21/99
Lipper Health/Biotechnology (Reflects no deduction for fees, expenses or taxes)	11.48%	17.59%	1.44%	8.59%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	-0.72%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k)

plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.0	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.75%	.75%	.75%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.78%	.84%	.71%
Service fees	.25%	.25%	.25%
Other	.53%	.59%	.46%
Total annual fund operating expenses	1.53%	2.34%	2.21%
Fee waivers and expense reimbursements[1]	– –%	.09%	– –%
Net expenses[1]	1.53%	2.25%	2.21%
*	Reduced front-end sales charges may be available (See the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.55% (for Investor A Shares) and, 2.25% (for Investor B and C Shares) of average daily net assets until February 1, 2007. Including voluntary waivers, the net expenses for the Investor A Class of the fund are estimated to be 1.53%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5%

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$672	$983	$1,315	$2,253
B Shares**
Redemption	$678	$1,072	$1,442	$2,467	***
B Shares
No Redemption	$228	$722	$1,242	$2,467	***
C Shares**
Redemption	$324	$691	$1,185	$2,544
C Shares
No Redemption	$224	$691	$1,185	$2,544
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Erin Xie, PhD, a Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He has been a manager of the fund since 2005. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through February 28, 2003) and Deloitte & Touche LLP (for periods after February 28, 2003). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

	INVESTOR A SHARES
	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04[1]	Year Ended 2/28/03[1,2]	Year Ended 2/28/02[1,2]	Year Ended 2/28/01[1,2]
Net asset value at beginning of period	$20.24	$20.96	$11.57	$14.43	$14.14	$13.33

Income from investment operations
Net investment loss	(0.09)[3]	(0.17)	(0.12)	(0.12)	(0.13)	(0.06)
Net gain (loss) on investments (both realized and unrealized)	3.97	0.52	10.15	(2.70)	0.47	1.88

Total from investment operations	3.88	0.35	10.03	(2.82)	0.34	1.82

Less distributions
Distributions from net realized capital gains	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(1.01)

Total distributions	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(1.01)

Net asset value at end of period	$24.11	$20.24	$20.96	$11.57	$14.43	$14.14

Total return[4]	19.17%[5]	1.52%	87.13%	(19.63)%	2.41%	14.31%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$186,545	$76,550	$54,638	$9,250	$13,069	$6,863
Ratios of expenses to average net assets
Net expenses	1.55%[6]	1.58%	1.55%	1.55%	1.55%	1.54%
Total expenses	1.69%[6]	1.73%	2.11%	3.04%	3.41%	8.44%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(0.68)%[6]	(0.90)%	(0.71)%	(0.99)%	(0.88)%	(0.48)%
Before advisory/administration and other fee waivers	(0.82)%[6]	(1.05)%	(1.27)%	(2.47)%	(2.71)%	(7.35)%
Portfolio turnover rate	77%	173%	106%	157%	75%	139%

[1]	Per-share figures have been calculated using the average shares method.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

	INVESTOR B SHARES
	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04[1]	Year Ended 2/28/03[1,2]	Year Ended 2/28/02[1,2]	Year Ended 2/28/01[1,2]
Net asset value at beginning of period	$19.65	$20.52	$11.41	$14.34	$14.14	$15.50

Income from investment operations
Net investment loss	(0.17)[3]	(0.28)	(0.24)	(0.21)	(0.23)	(0.04)
Net gain (loss) on investments (both realized and unrealized)	3.84	0.48	9.99	(2.68)	0.48	(0.63)

Total from investment operations	3.67	0.20	9.75	(2.89)	0.25	(0.67)

Less distributions
Distributions from net realized gains	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(0.69)

Total distributions	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(0.69)

Net asset value at end of period	$23.31	$19.65	$20.52	$11.41	$14.34	$14.14

Total return[4]	18.68%[5]	0.80%	85.89%	(20.24)%	1.77%	(4.47)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$45,073	$29,495	$22,825	$9,290	$11,399	$4,645
Ratios of expenses to average net assets
Net expenses	2.25%[6]	2.25%	2.25%	2.25%	2.25%	2.25%
Total expenses	2.33%[6]	2.39%	2.91%	3.74%	3.99%	8.54%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(1.35)%[6]	(1.58)%	(1.44)%	(1.69)%	(1.59)%	(0.81)%
Before advisory/administration and other fee waivers	(1.43)%[6]	(1.71)%	(2.10)%	(3.17)%	(3.30)%	(7.07)%
Portfolio turnover rate	77%	173%	106%	157%	75%	139%

[1]	Per-share figures have been calculated using the average shares method.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Health Sciences Opportunities Portfolio

		INVESTOR C SHARES
	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04[1]	Year Ended 2/28/03[1,2]	Year Ended 2/28/02[1,2]	Year Ended 2/28/01[1,2]
Net asset value at beginning of period	$19.61	$20.47	$11.39	$14.31	$14.11	$15.50

Income from investment operations
Net investment loss	(0.18)[3]	(0.22)	(0.23)	(0.21)	(0.23)	(0.04)
Net gain (loss) on investments (both realized and unrealized)	3.84	0.43	9.95	(2.67)	0.48	(0.66)

Total from investment operations	3.66	0.21	9.72	(2.88)	0.25	(0.70)

Less distributions
Distributions from net realized gains	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(0.69)

Total distributions	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(0.69)

Net asset value at end of period	$23.26	$19.61	$20.47	$11.39	$14.31	$14.11

Total return[4]	18.67%[5]	0.86%	85.87%	(20.21)%	1.77%	(4.67)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$84,431	$25,248	$11,017	$1,291	$1,314	$645
Ratios of expenses to average net assets
Net expenses	2.25%[6]	2.25%	2.25%	2.25%	2.25%	2.25%
Total expense	2.32%[6]	2.41%	2.77%	3.74%	3.99%	8.15%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(1.41)%[6]	(1.56)%	(1.38)%	(1.69)%	(1.58)%	(0.83)%
Before advisory/administration and other fee waivers	(1.48)%[6]	(1.71)%	(1.90)%	(3.18)%	(3.29)%	(6.70)%
Portfolio turnover rate	77%	173%	106%	157%	75%	139%

[1]	Per-share figures have been calculated using the average shares method.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

BlackRock

Global Science & Technology Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global science and technology, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Pacific Stock Exchange Technology Index: A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund’s portfolio holdings include:

■	Application Software
■	IT Consulting & Services
■	Internet Software and Services
■	Networking Equipment
■	Telecom Equipment
■	Computer Hardware
■	Computer Storage & Peripherals
■	Electronic Equipment and Instruments
■	Semiconductor Equipment
■	Semiconductors

■	Aerospace & Defense
■	Electrical Components & Equipment
■	Biotechnology
■	Pharmaceuticals
■	Healthcare Equipment & Supplies
■	Healthcare Distribution & Services
■	Healthcare Facilities
■	Industrial Gases
■	Specialty Chemicals
■	Advanced Materials
■	Integrated Telecom Services
■	Alternative Carriers
■	Wireless Telecommunication Services

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the fund’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Pacific Stock Exchange Technology Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31                                  Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Global Science & Technology Opportunities; Inv A
Return Before Taxes	4.79%	19.23%	-7.57%	-7.65%	05/15/00
Return After Taxes on Distributions	4.79%	19.23%	-7.57%	-7.65%
Return After Taxes on Distributions and Sale of Shares	3.12%	16.73%	-6.27%	-6.30%
Global Science & Technology Opportunities; Inv B
Return Before Taxes	5.86%	19.86%	-7.55%	-7.53%	05/15/00
Global Science & Technology Opportunities; Inv C
Return Before Taxes	9.36%	20.66%	-7.17%	-7.37%	05/15/00
NYSE Arca Tech 100 IndexSM**	7.80%	22.63%	0.84%	-3.21%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
**	Inception date for benchmark performance is April 30, 2000.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.90%	.90%	.90%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	1.38%	1.42%	1.43%
Service fees	.25%	.25%	.25%
Other	1.13%	1.17%	1.18%
Total annual fund operating expenses	2.28%	3.07%	3.08%
Fee waivers and expense reimbursements[1]	.53%	.42%	.43%
Net expenses[1]	1.75%	2.65%	2.65%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.75% (for Investor A Shares) and 2.65% (for Investor B and C Shares) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$694	$1,152	$1,635	$2,964
B Shares**
Redemption	$718	$1,259	$1,774	$3,170	***
B Shares
No Redemption	$268	$909	$1,574	$3,170	***
C Shares**
Redemption	$368	$911	$1,578	$3,363
C Shares
No Redemption	$268	$911	$1,578	$3,363
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Erin Xie, PhD, a Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He has been a manager of the fund since its inception. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Global Science & Technology Opportunities Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$5.31	$5.38	$3.55	$4.38	$12.47	$5.13	$5.24	$3.49	$4.33	$12.44

Income from investment operations
Net investment loss	(0.07)[2]	(0.09)[2]	(0.07)	(0.09)	(0.03)	(0.11)[2]	(0.13)[2]	(0.10)	(0.14)	(0.09)
Net gain (loss) on investments (both realized and unrealized)	1.21	0.02	1.90	(0.74)	(8.06)	1.17	0.02	1.85	(0.70)	(8.02)

Total from investment operations	1.14	(0.07)	1.83	(0.83)	(8.09)	1.06	(0.11)	1.75	(0.84)	(8.11)

Net asset value at end of period	$6.45	$5.31	$5.38	$3.55	$4.38	$6.19	$5.13	$5.24	$3.49	$4.33

Total return[3]	21.47%[4]	(1.30)%[4]	51.55%	(18.95)%	(64.88)%	20.66%[4]	(2.10)%[4]	50.14%	(19.40)%	(65.19)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$9,688	$9,929	$11,406	$9,104	$14,551	$10,998	$12,315	$16,646	$12,944	$22,062
Ratios of expenses to average net assets
Net expenses	1.84%	1.89%	1.83%	1.67%	1.67%	2.59%	2.65%	2.57%	2.38%	2.42%
Total expenses	2.35%	2.14%	2.10%	1.79%	1.91%	3.00%	2.82%	2.85%	2.50%	2.65%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(1.16)%	(1.56)%	(1.53)%	(1.47)%	(0.36)%	(1.91)%	(2.33)%	(2.28)%	(2.18)%	(1.12)%
Before advisory/administration and other fee waivers	(1.67)%	(1.81)%	(1.81)%	(1.59)%	(0.60)%	(2.32)%	(2.50)%	(2.55)%	(2.29)%	(1.35)%
Portfolio turnover rate	113%	115%	226%	587%	748%	113%	115%	226%	587%	748%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$5.14	$5.24	$3.49	$4.33	$12.44

Income from investment operations
Net investment loss	(0.11)[2]	(0.13)[2]	(0.10)	(0.15)	(0.10)
Net gain (loss) on investments (both realized and unrealized)	1.16	0.03	1.85	(0.69)	(8.01)

Total from investment operations	1.05	(0.10)	1.75	(0.84)	(8.11)

Net asset value at end of period	$6.19	$5.14	$5.24	$3.49	$4.33

Total return[3]	20.43%[4]	(1.91)%[4]	50.14%	(19.40)%	(65.19)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$2,794	$3,244	$4,024	$3,010	$5,708
Ratios of expenses to average net assets
Net expenses	2.59%	2.65%	2.57%	2.59%	2.42%
Total expenses	3.00%	2.80%	2.85%	2.72%	2.65%
Ratios of net investment loss to average net assets
After advisory/administration fee waivers	(1.91)%	(2.33)%	(2.28)%	(2.37)%	(1.09)%
Before advisory/administration fee waivers	(2.32)%	(2.48)%	(2.55)%	(2.50)%	(1.32)%
Portfolio turnover rate	113%	115%	226%	587%	748%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operation, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Global Resources Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Investor A Shares of the fund prior to January 31, 2005 is based on the performance of the A Shares of the SSR Fund. The performance of the Investor B Shares of the fund prior to January 31, 2005 is based on the performance of the B(1) Shares of the SSR Fund. The performance of the Investor C Shares of the fund prior to January 31, 2005 is based on the performance of the C Shares of the SSR Fund. The performance for the period before B(1) Shares of the SSR Fund were launched on January 1, 1999 is based upon performance for B Shares of the SSR Fund. The actual return of B(1) Shares of the SSR Fund would have been lower than shown for this period because B Shares of the SSR Fund had lower expenses than B(1) Shares.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Global Resources; Inv A
Return Before Taxes	47.78%	51.76%	28.94%	21.51%	03/02/90
Return After Taxes on Distributions	44.07%	49.81%	27.95%	20.35%
Return After Taxes on Distributions and Sale of Shares	33.60%	45.34%	25.62%	19.05%
Global Resources; Inv B
Return Before Taxes	51.17%	53.26%	29.46%	21.35%	03/02/90
Global Resources; Inv C
Return Before Taxes	54.67%	53.75%	29.63%	21.37%	03/02/90
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	46.41%	35.72%	15.18%	14.80%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	9.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.0	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.75%	.75%	.75%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.58%	.60%	.54%
Service fees	.25%	.25%	.25%
Other	.33%	.35%	.29%
Total annual fund operating expenses	1.33%	2.10%	2.04%
Fee waivers and expense reimbursements[1]	– –%	.06%	– –%
Net expenses[1]	1.33%	2.04%	2.04%
*	Reduced front-end sales charges may be available (See the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.34% (for Investor A Shares) and 2.04% (for Investor B and C Shares) of average daily net assets until February 1, 2007. Including voluntary waivers, the net expenses for the Investor A Class of the fund are estimated to be 1.33%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$653	$924	$1,216	$2,042

B Shares**
Redemption	$657	$1,002	$1,323	$2,230	***
B Shares
No Redemption	$207	$652	$1,123	$2,230	***
C Shares**
Redemption	$307	$640	$1,098	$2,369
C Shares
No Redemption	$207	$640	$1,098	$2,369
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Daniel J. Rice III, Managing Director at BlackRock Advisors, LLC (BlackRock), and Denis J. Walsh III, CFA, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Global Resources Portfolio

	INVESTOR A SHARES
	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05	Year Ended 6/30/04[1]	Year Ended 6/30/03[1]	Year Ended 6/30/02[1,2]	Year Ended 6/30/01[1,2]
Net asset value at beginning of period	$56.23	$39.58	$25.81	$22.74	$21.50	$16.79

Income from investment operations
Net investment income (loss)	0.03 [3]	(0.15)	0.21	(0.10)	(0.15)	(0.22)
Net gain (loss) on investments (both realized and unrealized)	19.75	18.69	14.15	3.17	1.39	4.93

Total from investment operations	19.78	18.54	14.36	3.07	1.24	4.71

Less distributions
Distributions from net investment income	– –	(0.34)	(0.59)	– –	– –	– –
Distribution from capital	– –	(1.55)	– –	– –	– –	– –

Total distributions	– –	(1.89)	(0.59)	– –	– –	– –

Net asset value at end of period	$76.01	$56.23	$39.58	$25.81	$22.74	$21.50

Total return[4]	35.18%[5]	47.69%	56.06%	13.50%	5.77%	28.05%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$877,120	$676,234	$406,209	$103,987	$89,883	$81,880
Ratios of expenses to average net assets
Net expenses	1.34%[6]	1.36%[6]	1.34%	1.60%	1.73%	1.61%
Total expenses	1.52%[6]	1.38%[6]	1.34%	1.61%	1.74%	1.63%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	0.10%[6]	(0.52)%[6]	0.64%	(0.47)%	(0.73)%	(1.11)%
Before advisory/administration and other fee waivers	(0.08)%[6]	(0.54)%[6]	0.64%	(0.47)%	(0.73)%	(1.11)%
Portfolio turnover rate	9%	22%	27%	33%	38%	38%

	INVESTOR B SHARES
	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05	Year Ended 6/30/04[1]	Year Ended 6/30/03[1]	Year Ended 6/30/02[1,2]	Year Ended 6/30/01[1,2]
Net asset value at beginning of period	$51.58	$36.52	$23.89	$21.20	$20.16	$15.85

Income from investment operations
Net investment income (loss)	(0.19)[3]	(0.32)	(0.06)	(0.23)	(0.27)	(0.33)
Net gain (loss) on investments (both realized and unrealized)	18.04	17.18	13.14	2.92	1.31	4.64

Total from investment operations	17.85	16.86	13.08	2.69	1.04	4.31

Less distributions
Distributions from net investment income	– –	(0.25)	(0.45)	– –	– –	– –
Distribution from capital	– –	(1.55)	– –	– –	– –	– –

Total distributions	– –	(1.80)	(0.45)	– –	– –	– –

Net asset value at end of period	$69.43	$51.58	$36.52	$23.89	$21.20	$20.16

Total return[4]	34.60%[5]	47.09%	55.07%	12.69%	5.16%	27.19%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$117,845	$94,506	$66,704	$29,782	$25,626	$19,237
Ratios of expenses to average net assets
Net expenses	2.04%[6]	2.01%[6]	2.04%	2.30%	2.43%	2.31%
Total expenses	2.18%[6]	2.02%[6]	2.04%	2.31%	2.44%	2.33%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.60)%[6]	(1.17)%[6]	(0.20)%	(1.17)%	(1.41)%	(1.78)%
Before advisory/administration and other fee waivers	(0.74)%[6]	(1.18)%[6]	(0.20)%	(1.17)%	(1.41)%	(1.78)%
Portfolio turnover rate	9%	22%	27%	33%	38%	38%

[1]	Per-share figures have been calculated using the average shares method.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Global Resources Portfolio

	INVESTOR C SHARES
	For the Period 3/01/05 to 9/30/05	For the Period 7/01/04 to 2/28/05	Year Ended 6/30/04[1]	Year Ended 6/30/03[1]	Year Ended 6/30/02[1,2]	Year Ended 6/30/01[1,2]
Net asset value at beginning of period	$51.53	$36.48	$23.88	$21.18	$20.14	$15.84

Income from investment operations
Net investment income (loss)	(0.19)[3]	(0.30)	(0.03)	(0.23)	(0.28)	(0.34)
Net gain (loss) on investments (both realized and unrealized)	18.03	17.14	13.10	2.93	1.32	4.64

Total from investment operations	17.84	16.84	13.07	2.70	1.04	4.30

Less distributions
Distributions from net investment income	– –	(0.24)	(0.47)	– –	– –	– –
Distribution from capital	– –	(1.55)	– –	– –	– –	– –

Total distributions	– –	(1.79)	(0.47)	– –	– –	– –

Net asset value at end of period	$69.37	$51.53	$36.48	$23.88	$21.18	$20.14

Total return[4]	34.62%[5]	47.01%	55.05%	12.75%	5.16%	27.15%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$201,265	$169,871	$122,088	$37,601	$31,853	$30,214
Ratios of expenses to average net assets
Net expenses	2.04%[6]	2.01%[6]	2.04%	2.30%	2.43%	2.31%
Total expenses	2.17%[6]	2.02%[6]	2.04%	2.31%	2.44%	2.33%
Ratios of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.61)%[6]	(1.17)%[6]	(0.10)%	(1.18)%	(1.43)%	(1.83)%
Before advisory/administration and other fee waivers	(0.74)%[6]	(1.18)%[6]	(0.10)%	(1.18)%	(1.43)%	(1.83)%
Portfolio turnover rate	9%	22%	27%	33%	38%	38%

[1]	Per-share figures have been calculated using the average shares method.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

BlackRock

All-Cap Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.0	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.75%	.75%	.75%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	1.06%	1.23%	1.05%
Service fees	.25%	.25%	.25%
Other	.81%	.98%	.80%
Total annual fund operating expenses	1.81%	2.73%	2.55%
Fee waivers and expense reimbursements[1]	.47%	.69%	.51%
Net expenses[1]	1.34%	2.04%	2.04%
*	Reduced front-end sales charges may be available (See the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.34% (for Investor A Shares) and 2.04% (for Investor B and C Shares) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$654	$1,021	$1,412	$2,503
B Shares**
Redemption	$657	$1,132	$1,583	$2,788	***
B Shares
No Redemption	$207	$782	$1,383	$2,788	***
C Shares**
Redemption	$307	$745	$1,310	$2,847
C Shares
No Redemption	$207	$745	$1,310	$2,847
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on conversion of the Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Denis J. Walsh III, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Daniel J. Rice III, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the SSR Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, the fund’s independent registered public accountant for the fiscal year shown below. Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B, C Shares Outstanding Throughout the Period)

	INVESTOR A SHARES	INVESTOR B SHARES	INVESTOR C SHARES
	For the Period 2/16/05 to 9/30/05[1]	For the Period 2/16/05 to 9/30/05[1]	For the Period 2/16/05 to 9/30/05[1]
Net asset value at beginning of period	$10.00	$10.00	$10.00

Income from investment operations
Net investment loss	– –[2]	(0.05)[2]	(0.05)[2]
Net gain on investments, foreign currency and options (both realized and unrealized)	3.50	3.49	3.51

Total from investment operations	3.50	3.44	3.46

Net asset value at the end of period	$13.50	$13.44	$13.46

Total return[3]	35.00%[4]	34.40%[4]	34.60%[4]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$87,949	$16,019	$48,288
Ratios of expenses to average net assets
Net expenses	1.34%[5]	2.04%[5]	2.04%[5]
Total expenses	1.87%[5]	2.49%[5]	2.48%[5]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.01%[5]	(0.64)%[5]	(0.70)%[5]
Before advisory/administration and other fee waivers	(0.52)%[5]	(1.09)%[5]	(1.14)%[5]
Portfolio turnover rate	12%	12%	12%
[1]	Commencement of operation of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 10 basis points.
[5]	Annualized.

BlackRock

U.S. Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index U.S.: An unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strength

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $36 million and $13.7 billion as of December 31, 2005). In the future, the fund may define emerging capitalization companies using a different index or classification system. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy and sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P/Citigroup Extended Market Index U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

In December 2002 the fund changed its primary investment strategies and, therefore, the fund’s performance prior to that date does not reflect the fund’s current investment style.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
U.S. Opportunities; Inv A
Return Before Taxes	7.60%	23.11%	-0.50%	18.71%	05/01/98
Return After Taxes on Distributions	7.60%	23.11%	-0.61%	16.31%
Return After Taxes on Distributions and Sale of Shares	4.94%	20.19%	-0.50%	15.32%
U.S. Opportunities; Inv B
Return Before Taxes	8.86%	23.91%	-0.47%	18.77%	05/01/98
U.S. Opportunities; Inv C
Return Before Taxes	12.37%	24.66%	-0.08%	18.75%	05/01/98
S&P/Citigroup EMI U.S. (Reflects no deduction for fees, expenses or taxes)	9.42%	23.09%	9.38%	8.03%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

One factor impacting the fund’s total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund’s investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	1.10%	1.10%	1.10%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.90%	.86%	.90%
Service fees	.25%	.25%	.25%
Other	.65%	.61%	.65%
Total annual fund operating expenses	2.00%	2.71%	2.75%
Fee waivers and expense reimbursements[1]	.40%	.46%	.50%
Net expenses[1]	1.60%	2.25%	2.25%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charges be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of up to 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.60% (for Investor A Shares) and 2.25% (for Investor B and C Shares) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$679	$1,083	$1,511	$2,700

B Shares**
Redemption	$678	$1,148	$1,594	$2,836	***
B Shares
No Redemption	$228	$ 798	$1,394	$2,836	***
C Shares**
Redemption	$328	$ 806	$1,410	$3,044
C Shares
No Redemption	$228	$ 806	$1,410	$3,044
*	Reflects imposition of sales charge.
**	Reflects deduction of contingent deferred sales charge.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option schedule should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

Ms. Rosenbaum and Mr. Callan have been managers of the fund since September 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

U.S. Opportunities Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01
Net asset value at beginning of period	$19.78	$16.17	$12.81	$17.41	$44.93	$18.87	$15.55	$12.41	$16.86	$44.15

Income from investment operations
Net investment income (loss)	(0.22)[1]	(0.26)[1]	(0.21)	(0.42)	(0.09)	(0.37)[1]	(0.39)[1]	(0.32)	(0.54)	(0.28)
Net gain (loss) on investments (both realized and unrealized)	5.20	3.87	3.57	(3.89)	(17.35)	4.95	3.71	3.46	(3.78)	(16.93)

Total from investment operations	4.98	3.61	3.36	(4.31)	(17.44)	4.58	3.32	3.14	(4.32)	(17.21)

Less distributions
Distributions from net investment income	– –	– –	– –	(0.29)	– –	– –	– –	– –	(0.13)	– –
Distributions from net realized gains	– –	– –	– –	– –	(10.08)	– –	– –	– –	– –	(10.08)

Total distributions	– –	– –	– –	(0.29)	(10.08)	– –	– –	– –	(0.13)	(10.08)

Net asset value at end of period	$24.76	$19.78	$16.17	$12.81	$17.41	$23.45	$18.87	$15.55	$12.41	$16.86

Total return[2]	25.18%[3]	22.33%[3]	26.23%	(25.39)%	(46.61)%	24.27%[3]	21.35%[3]	25.30%	(25.92)%	(47.01)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$31,277	$31,282	$29,258	$28,733	$51,232	$37,132	$40,994	$41,259	$43,883	$79,401
Ratios of expenses to average net assets
Net expenses	1.97%	2.04%	2.00%	1.92%	1.93%	2.72%	2.80%	2.74%	2.67%	2.67%
Total expenses	2.08%	2.15%	2.06%	1.97%	1.94%	2.73%	2.81%	2.81%	2.72%	2.69%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	(1.02)%	(1.36)%	(1.34)%	(1.68)%	(0.30)%	(1.77)%	(2.12)%	(2.09)%	(2.43)%	(1.06)%
Before advisory/administration and other fee waivers	(1.13)%	(1.46)%	(1.40)%	(1.73)%	(0.32)%	(1.78)%	(2.13)%	(2.15)%	(2.47)%	(1.08)%
Portfolio turnover rate	94%	106%	248%	361%	402%	94%	106%	248%	361%	402%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01
Net asset value at beginning of period	$18.85	$15.53	$12.40	$16.85	$44.14

Income from investment operations
Net investment income (loss)	(0.37)[1]	(0.38)[1]	(0.32)	(0.55)	(0.29)
Net gain (loss) on investments (both realized and unrealized)	4.95	3.70	3.45	(3.77)	(16.92)

Total from investment operations	4.58	3.32	3.13	(4.32)	(17.21)

Less distributions
Distributions from net investment income	– –	– –	– –	(0.13)	– –
Distributions from net realized gains	– –	– –	– –	– –	(10.08)

Total distributions	– –	– –	– –	(0.13)	(10.08)

Net asset value at end of period	$23.43	$18.85	$15.53	$12.40	$16.85

Total return[2]	24.30%[3]	21.38%[3]	25.24%	(25.93)%	(47.02)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$20,774	$20,261	$20,761	$22,020	$42,007
Ratios of expenses to average net assets
Net expenses	2.72%	2.81%	2.74%	2.67%	2.67%
Total Expenses	2.73%	2.83%	2.81%	2.72%	2.69%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	(1.77)%	(2.13)%	(2.09)%	(2.43)%	(1.02)%
Before advisory/administration fee waivers	(1.78)%	(2.15)%	(2.15)%	(2.48)%	(1.04)%
Portfolio turnover rate	94%	106%	248%	361%	402%

[1]	Calculated using the average shares outstanding method.
[2]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[3]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Global Opportunities Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Credit Default Swaps: In entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Goal

The Fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. Initially, the management team expects up to 20% of the fund’s equity investments may be invested in issuers based in the United States; however this percentage will vary over time. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund’s fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

The fund management team uses a multi-factor screen to identify securities that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a security when, in the management team’s opinion, it reaches its price target, or there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

IMPORTANT DEFINITIONS

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

High Yield Bonds:   Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade:  Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P/Citigroup Global Broad Market Index:  The all-encompassing S&P/Citigroup Global index is known as the Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Technical Analysis:  The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Total Return:  A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets.

Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Two risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because market conditions can vary, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively U.S. securities may outperform this fund.

While the management team chooses stocks it believes to have potential for capital appreciation, there is no guarantee that the investments will increase in value or that they won’t decline.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.0	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.90%	.90%	.90%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses[1]	1.05%	1.05%	1.05%
Service fees	.25%	.25%	.25%
Other	.80%	.80%	.80%
Total annual fund operating expenses	1.95%	2.70%	2.70%
Fee waivers and expense reimbursements[2]	.30%	.30%	.30%
Net expenses[2]	1.65%	2.40%	2.40%
*	Reduced front-end sales charges may be available (See the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The fund is newly organized and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.65% (for Investor A Shares) and 2.40% (for Investor B and C Shares) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
A Shares*	$684	$1,078
B Shares**
Redemption	$692	$1,159
B Shares
No Redemption	$242	$809
C Shares**
Redemption	$343	$810
C Shares
No Redemption	$243	$810
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. Investor B and Investor C Shares have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), Michael D. Carey, CFA, a Director at BlackRock, Jean M. Rosenbaum, CFA, a Managing Director at BlackRock, Erin Xie, PhD, a Managing Director at BlackRock, and Andrew Gordon, Managing Director of BlackRock Financial Management, Inc. (BFM) since 1996.

Mr. Callan, senior portfolio manager, is head of BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group (PNC), which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with PNC. He began his career as a fixed income analyst with PNC in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with PNC.

Ms. Xie is a member of the BlackRock Global Opportunities Team. Prior to joining BlackRock in 2005, she was a Senior Vice President and portfolio manager with State Street Research & Management (SSRM) responsible for managing the State Street Research Health Sciences Fund. Prior to joining SSRM in 2001, Ms. Xie was a research associate with Sanford Bernstein & Company covering the pharmaceutical industry.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BFM in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm’s international fixed income research effort.

Mr. Callan, Mr. Carey, Ms. Rosenbaum, Ms. Xie and Mr. Gordon have been managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

BlackRock

International Opportunities
Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index Global Ex-U.S.: An unmanaged index comprised of smaller-capitalization stocks of both developed and emerging market countries. Index stocks represent the bottom 20% of available market capital for each individual country, with a minimum market capitalization of at least the local equivalent of US$100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index Global Ex-U.S. stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P/Citigroup Extended Market Index Global Ex-U.S., a

recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payments of applicable sales charges.

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
International Opportunities; Inv A
Return Before Taxes	25.22%	31.97%	12.83%	19.57%	09/26/97
Return After Taxes on Distributions	24.77%	31.79%	12.74%	18.35%
Return After Taxes on Distributions and Sale of Shares	17.27%	28.20%	11.28%	16.82%
International Opportunities; Inv B
Return Before Taxes	26.32%	32.58%	12.90%	19.45%	09/26/97
International Opportunities; Inv C
Return Before Taxes	29.83%	33.26%	13.16%	19.45%	09/26/97
S&P/Citigroup EMI Global Ex-U.S. (Reflects no deduction for fees, expenses or taxes)	22.00%	34.72%	14.20%	9.15%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

One factor impacting the fund’s total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund’s investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares	C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	5.25%	0.0%	0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%**	1.00	%***
(as percentage of offering price)
Redemption Fee****	2.0%	2.0%	2.0%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.75%	.80%	.74%
Service fees	.25%	.25%	.25%
Other	.50%	.55%	.49%
Total annual fund operating expenses	1.75%	2.55%	2.49%
Fee waivers and expense reimbursements[1]	– –%	– –%	– –%
Net expenses[1]	1.75%	2.55%	2.49%
*	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding reduction of front-end sales). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.92% (for Investor A Shares) and 2.67% (for Investor B and C Shares) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be 1.75%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$694	$1,047	$1,424	$2,479
B Shares**
Redemption	$708	$1,144	$1,555	$2,690	***
B Shares
No Redemption	$258	$794	$1,355	$2,690	***
C Shares**
Redemption	$352	$776	$1,326	$2,826
C Shares
No Redemption	$252	$776	$1,326	$2,826
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Michael D. Carey, CFA, Director at BlackRock.

Mr. Callan, senior portfolio manager, is head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy

Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with the PNC Asset Management Group. He began his career as a fixed income analyst with PNC in 1992.

Mr. Callan has been a manager of the fund since April 1999 and Mr. Carey since January 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

International Opportunities Portfolio

	INVESTOR A SHARES					INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$23.78	$19.49	$14.94	$14.65	$22.34	$22.80	$18.83	$14.54	$14.37	$22.06

Income from investment operations
Net investment income (loss)	0.44 [2]	(0.02)[2]	0.01	(0.03)	0.13	0.18 [2]	(0.21)[2]	(0.12)	(0.16)	0.01
Net gain (loss) on investments (both realized and unrealized)	9.38	4.32	4.53	0.28	(7.77)	9.05	4.19	4.40	0.29	(7.65)

Total from investment operations	9.82	4.30	4.54	0.25	(7.64)	9.23	3.98	4.28	0.13	(7.64)

Less distributions
Distributions from net investment income	(0.25)	(0.02)	– –	– –	– –	(0.07)	(0.02)	– –	– –	– –
Distributions from net realized gains	– –	– –	– –	– –	(0.05)	– –	– –	– –	– –	(0.05)

Total distributions	(0.25)	(0.02)	– –	– –	(0.05)	(0.07)	(0.02)	– –	– –	(0.05)

Redemption fees added to paid-in capital	0.01	0.01	0.01	0.04	– –	0.01	0.01	0.01	0.04	– –

Net asset value at end of period	$33.36	$23.78	$19.49	$14.94	$14.65	$31.97	$22.80	$18.83	$14.54	$14.37

Total return[3]	41.60%[4]	22.11%[5]	30.45%[5]	1.98%[6]	(34.27)%	40.58%[7]	21.18%[4]	29.51%[4]	1.18%[6]	(34.71)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$253,710	$99,879	$37,934	$25,969	$28,781	$73,946	$45,167	$31,454	$25,917	$27,895
Ratios of expenses to average net assets
Net expenses	1.75%	1.89%	1.89%	1.80%	1.80%	2.50%	2.65%	2.63%	2.54%	2.55%
Total expenses	1.86%	2.06%	1.98%	1.91%	1.89%	2.51%	2.72%	2.72%	2.64%	2.64%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	1.53%	(0.06)%	0.05%	(0.17)%	0.80%	0.68%	(0.94)%	(0.74)%	(0.93)%	0.06%
Before advisory/administration and other fee waivers	1.42%	(0.24)%	(0.04)%	(0.27)%	0.72%	0.67%	(1.00)%	(0.83)%	(1.03)%	(0.03)%
Portfolio turnover rate	86%	98%	72%	104%	207%	86%	98%	72%	104%	207%

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$22.80	$18.84	$14.54	$14.36	$22.06

Income from investment operations
Net investment income (loss)	0.21[2]	(0.21)[2]	(0.11)[1]	(0.15)	0.01
Net gain (loss) on investments (both realized and unrealized)	9.01	4.18	4.40	0.29	(7.66)

Total from investment operations	9.22	3.97	4.29	0.14	(7.65)

Less distributions
Distributions from net investment income	(0.10)	(0.02)	– –	– –	– –
Distributions from net realized gains	– –	– –	– –	– –	(0.05)

Total distributions	(0.10)	(0.02)	– –	– –	(0.05)

Redemption fees added to paid-in capital	0.01	0.01	0.01	0.04	– –

Net asset value at end of period	$31.93	$22.80	$18.84	$14.54	$14.36

Total return[3]	40.60%[4]	21.12%[4]	29.57%[4]	1.25%[6]	(34.71)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$130,138	$54,894	$26,912	$18,599	$21,019
Ratios of expenses to average net assets
Net expenses	2.50%	2.65%	2.63%	2.55%	2.55%
Total expenses	2.51%	2.72%	2.72%	2.66%	2.66%
Ratios of net investment income (loss) to average net assets
After advisory/administration fee waivers	0.75%	(0.86)%	(0.71)%	(0.95)%	0.07%
Before advisory/administration fee waivers	0.74%	(0.93)%	(0.80)%	(1.05)%	(0.03)%
Portfolio turnover rate	86%	98%	72%	104%	207%
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 5 basis points.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact on the return, for redemption fees received during the period, is 6 basis points.
[6]	Redemption fee of 2. 00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[7]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 4 basis points.

BlackRock

Index Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Index Investing: An investment strategy involving the creation of a portfolio tailored to closely match the composition and investment performance of a specific stock or bond market index. Index funds offer investors diversification among securities, low portfolio turnover and relative predictability of portfolio composition. The Index Master Portfolio engages in index investing.

Large Capitalization Companies: Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities.

The Board of Trustees of the Fund has voted to close the Investor B and Investor C share classes of the Index Equity Portfolio. No new purchases or exchanges into those share classes will be accepted. You may still redeem shares at any time, subject to any applicable deferred sales charges or redemption fees.

The Investor A share class is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund’s investment goal is to approximate the investment performance of the S&P 500® Index, in terms of its total investment return.

Primary Investment Strategies

In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500® Index using a passive investment style that seeks to approximate the returns of the S&P 500® Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500® Index in approximately the same proportion as they are represented in the Index. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the Index Master Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.

The Index Master Portfolio may invest some of its assets (generally not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment goal, invest in index futures contracts and options on index futures contracts, commonly known as derivatives, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Index Master Portfolio can buy additional securities when borrowings are outstanding. This practice can have the effect of increasing the fund’s losses or gains.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The investment goal of the Index Master Portfolio may not be changed without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money. There is no guarantee that the shares will increase in value or that they won’t decline.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500® Index (including additions or deletions resulting from mergers, reorganizations and similar transactions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500® Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio’s use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Index Master Portfolio’s investment adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The Index Master Portfolio can borrow money to buy additional securities. This practice can have the effect of increasing the fund’s losses or gains.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and tables below give you a picture of the fund’s long-term performance for Investor A Shares (in the chart) and for Investor A, B and C Shares (in the table). The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

Investor A Shares were launched in June 1992, Investor B Shares were launched in February 1996 and Investor C Shares were launched in August 1996. The performance for Investor B Shares for the period before they were launched is based upon performance for Investor A Shares, and the performance for Investor C Shares for the period before they were launched is based upon performance for Investor A and Investor B Shares. The actual returns of Investor B and C Shares would have been lower compared to Investor A Shares because Investor B and C Shares have higher expenses than Investor A Shares. Investor A Shares of the fund are expected to have expenses of .38% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Investor B Shares and Investor C Shares of the fund are expected to have expenses of 1.24% and 1.22%, respectively, of average daily net assets (after waivers and reimbursements) for the current fiscal year.

As of 12/31 Investor A Shares

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

These returns assume payment of applicable sales charges.

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Index Equity; Inv A
Return Before Taxes	1.29%	12.55%	-0.77%	7.95%	04/20/92
Return After Taxes on Distributions	1.09%	12.33%	-0.99%	7.48%
Return After Taxes on Distributions and Sale of Shares	1.10%	10.82%	-0.73%	6.75%
Index Equity; Inv B
Return Before Taxes	-0.79%	11.92%	-1.30%	7.50%	04/20/92
Index Equity; Inv C
Return Before Taxes	2.68%	12.86%	-0.90%	7.49%	04/20/92
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	9.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, LLC
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B and C Shares will vary.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, B and C Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

	A Shares	B Shares		C Shares
Maximum Sales Charge (Load) Imposed on Purchases*	3.0%	0.0%		0.0%
(as percentage of offering price)
Maximum Deferred Sales Charge (Load)	0.0%	4.5%	**	1.00%	***
(as percentage of offering price)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the fund’s distributor, BlackRock and service organizations for distribution of fund shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

Annual Fund Operating Expenses1

(Expenses that are deducted from fund assets)

	A Shares	B Shares	C Shares
Advisory fees	.025%	.025%	.025%
Distribution (12b-1) fees	– –%	.75%	.75%
Other expenses	.355%	.505%	.445%
Service fees	.15%	.15%	.15%
Other	.205%	.355%	.295%
Total annual fund operating expenses	.38%	1.28%	1.22%
Fee waivers and expense reimbursements[2]	– –%	.04%	– –%
Net expenses[2]	.38%	1.24%	1.22%
*	Reduced front-end sales charges may be available (see the section “Can Sales Charge be Reduced or Eliminated?” for more information regarding the reduction of front-end sales charges).
**	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B Shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs.)
***	There is no CDSC on C Shares after one year.
[1]	The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to .785% (for Investor A Shares) and 1.24% (for Investor B and C Shares) of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. Including voluntary waivers, the net expenses for Investor A Shares of the fund are estimated to be .38%. These voluntary waivers may be terminated at any time. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to B Shares and C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares*	$338	$418	$507	$766

B Shares**
Redemption	$576	$752	$898	$1,292	***
B Shares
No Redemption	$126	$402	$698	$1,292	***
C Shares**
Redemption	$224	$387	$670	$1,477
C Shares
No Redemption	$124	$387	$670	$1,477
*	Reflects imposition of sales charge.
**	Reflects deduction of CDSC.
***	Based on the conversion of Investor B Shares to Investor A Shares after eight years.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of fund assets.

This prospectus offers shareholders different ways to invest with three separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other options (Investor B and Investor C Shares) have no front-end charges but have higher on-going fees, which are paid over the life of the investment, and have a contingent deferred sales charge (CDSC) that you may pay when you redeem your shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than B or C Shares.

Index Master Portfolio Management

Dimensional Fund Advisors Inc. (DFA) serves as investment advisor to the Index Master Portfolio. As such, DFA is responsible for the management of the Index Master Portfolio’s assets. The Index Master Portfolio is managed using a team approach. The investment team includes the Investment Committee of DFA, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of DFA who are appointed annually. As of the date of this prospectus, the Investment Committee has ten members. Investment decisions for the Index Master Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to security types and brokers.

In accordance with the team approach used to manage the Index Master Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the Index Master Portfolio including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio manager named below coordinates the efforts of all other portfolio managers and trading personnel with respect to the category of portfolios indicated. For this reason, DFA has identified Robert T. Deere as the individual primarily responsible for the day-to-day management of the Index Master Portfolio.

Mr. Deere is a Portfolio Manager and Vice President of DFA and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991.

He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined DFA in 1991 and has been responsible for the domestic equity portfolios since 1994.

The Statement of Additional Information (SAI) provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Index Master Portfolio and Index Equity Portfolio shares.

Financial Highlights

The financial information in the tables below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Index Equity Portfolio

	INVESTOR A SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$21.34	$19.07	$15.62	$19.95	$27.51

Income from investment operations
Net investment income (loss)	0.36 [2]	0.22 [2]	0.18	0.13	0.12
Net gain (loss) on investments (both realized and unrealized)	3.47	2.28	3.46	(4.31)	(7.60)

Total from investment operations	3.83	2.50	3.64	(4.18)	(7.48)

Less distributions
Distributions from net investment income	(1.71)	(0.23)	(0.19)	(0.15)	(0.08)
Distribution from net realized gains	– –	– –	– –	– –	– –

Total distributions	(1.71)	(0.23)	(0.19)	(0.15)	(0.08)

Net asset value at end of period	$23.46	$21.34	$19.07	$15.62	$19.95

Total return[3]	11.75%[4]	13.10%[4]	23.41%	(21.09)%	(27.23)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$296,266	$312,606	$281,505	$222,736	$76,363
Ratios of expenses to average net assets
Net expenses	0.55%[5]	0.70%[5]	0.79%[5]	0.79%[5]	0.79%[5]
Total expenses	0.70%[5]	0.84%[5]	0.85%[5]	0.78%[5]	0.81%[5]
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	1.59%	1.04%	1.01%	0.72%	0.50%
Before advisory/administration and other fee waivers	1.44%	0.90%	0.96%	0.72%	0.48%
Portfolio turnover rate	7%[6]	2%[7]	10%[8]	6%[9]	8%[10]
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[5]	Including expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06% for the years ended 9/30/01 through 9/30/05.
[6]	For period December 1, 2004 through September 30, 2005.
[7]	For period December 1, 2003 through September 30, 2004.
[8]	For period December 1, 2002 through September 30, 2003.
[9]	For period December 1, 2001 through September 30, 2002.
[10]	For period December 1, 2000 through September 30, 2001.

Continued

FINANCIAL HIGHLIGHTS

(For an Investor A, B or C Share Outstanding Throughout Each Period)

Index Equity Portfolio

	INVESTOR B SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$20.98	$18.75	$15.35	$19.61	$27.15

Income from investment operations
Net investment income (loss)	0.20 [2]	0.06 [2]	0.04	(0.01)	(0.06)
Net gain (loss) on investments (both realized and unrealized)	1.88	2.24	3.42	(4.25)	(7.48)

Total from investment operations	2.08	2.30	3.46	(4.26)	(7.54)

Less distributions
Distributions from net investment income	– –	(0.07)	(0.06)	– –	– –
Distribution from net realized gains	– –	– –	– –	– –	– –

Total distributions	– –	(0.07)	(0.06)	– –	– –

Net asset value at end of period	$23.06	$20.98	$18.75	$15.35	$19.61

Total return[3]	10.89%[4]	12.25%[4]	22.59%	(21.72)%	(27.77)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$136,878	$177,754	$192,614	$175,100	$262,027
Ratios of expenses to average net assets
Net expenses	1.31%[5]	1.46%[5]	1.54%[5]	1.53%[5]	1.53%[5]
Total expenses	1.35%[5]	1.50%[5]	1.59%[5]	1.55%[5]	1.55%[5]
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.86%	0.28%	0.27%	(0.04)%	(0.25)%
Before advisory/administration and other fee waivers	0.82%	0.24%	0.21%	(0.05)%	(0.26)%
Portfolio turnover rate	7%[6]	2%[7]	10%[8]	6%[9]	8%[10]

	INVESTOR C SHARES
	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$20.97	$18.74	$15.35	$19.61	$27.15

Income from investment operations
Net investment income (loss)	0.19 [2]	0.06 [2]	0.04	(0.01)	(0.06)
Net gain (loss) on investments (both realized and unrealized)	2.09	2.24	3.41	(4.25)	(7.48)

Total from investment operations	2.28	2.30	3.45	(4.26)	(7.54)

Less distributions
Distributions from net investment income	(0.20)	(0.07)	(0.06)	– –	– –
Distribution from net realized gains	– –	– –	– –	– –	– –

Total distributions	(0.20)	(0.07)	(0.06)	– –	– –

Net asset value at end of period	$23.05	$20.97	$18.74	$15.35	$19.61

Total return[3]	10.90%[4]	12.26%[4]	22.52%	(21.72)%	(27.77)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$228,276	$279,130	$297,835	$270,958	$382,356
Ratios of expenses to average net assets
Net expenses	1.31%[5]	1.46%[5]	1.54%[5]	1.53%[5]	1.53%[5]
Total expenses	1.35%[5]	1.50%[5]	1.59%[5]	1.55%[5]	1.55%[5]
Ratios of net investment income (loss) to average net assets
After advisory/administration fee waivers	0.86%	0.28%	0.27%	(0.04)%	(0.25)%
Before advisory/administration fee waivers	0.82%	0.24%	0.21%	(0.05)%	(0.26)%
Portfolio turnover rate	7%[6]	2%[7]	10%[8]	6%[9]	8%[10]
[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
[4]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[5]	Including expenses allocated from The U.S. Large Company Series of The DFA Investment Trust Company of 0.06% for the years ended 9/30/00 through 9/30/05.
[6]	For period December 1, 2004 through September 30, 2005.
[7]	For period December 1, 2003 through September 30, 2004.
[8]	For period December 1, 2002 through September 30, 2003.
[9]	For period December 1, 2001 through September 30, 2002.
[10]	For period December 1, 2000 through September 30, 2001.

About Your Investment

Buying Shares from a Registered Investment Professional

BlackRock Funds believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell BlackRock Funds Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. An investment professional who is compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund’s net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A Shares.

PFPC Inc. (PFPC), the Fund’s transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. The non-U.S.

securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at

NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When you place a purchase order, you need to specify whether you want Investor A, B or C Shares. If you do not specify a class, you will receive Investor A Shares.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PFPC’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or one of its service providers and through certain fee-based programs, retirement plans and the

Automatic Investment Plan (AIP) in which you make regular, periodic investments through a savings or checking account. See “Automatic Investment Plan” below. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares. Your registered representative may set a lower maximum for Investor B Share purchases. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Which Pricing Option Should You Choose?

BlackRock Funds offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A, B, or C Shares. Investor B Shares automatically convert to A Shares eight years from purchase. Purchases of Investor B and C Shares can only be made through a registered representative.

A Shares (Front-End Load)

■	One time sales charge paid at time of purchase
■	No distribution fees
■	Free exchange with other A Shares in BlackRock Funds family
■	Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.
■	Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

B Shares (Back-End Load)

■	No front-end sales charge when you buy shares
■	You pay a sales charge when you redeem shares. It is called a contingent deferred sales charge (CDSC) and it declines over 6 years to zero from a high of 4.5%.
■	Ongoing distribution fees
■	Free exchange with other B Shares in BlackRock Funds family
■	Automatically convert to A Shares eight years from purchase and therefore will have lower ongoing distribution fees than C Shares held for longer than 8 years.

■	Advantage: No up-front sales charge so you start off owning more shares.
■	Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than A Shares.

C Shares (Level Load)

■	No front-end sales charge when you buy shares
■	Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
■	Ongoing distribution fees
■	Free exchange with other C Shares in BlackRock Funds family
■	Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to A or B Shares.
■	Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than A Shares. Unlike B Shares, C Shares do not convert to A Shares, so you will continue paying the ongoing distribution fees as long as you hold the C Shares. Over the long term, this can add up to higher total fees than either A Shares or B Shares.

Investor B Shares received through the reinvestment of dividends and capital gains convert to A Shares proportionately with the conversion of B Shares that were not received through reinvestment.

If you are choosing between Investor A Shares or Investor B Shares, it generally will be more economical for you to purchase A Shares if you plan to purchase shares in an amount of $25,000 or more ($50,000 or more with respect to the Index Equity Portfolio) (whether in a single purchase or through aggregation of eligible holdings). This is because the reduced front-end sales charge available on larger investments in A Shares and the lower ongoing distribution fees on A Shares compared to B Shares generally will result in higher returns for A Shares in these circumstances.

Your registered representative may receive different compensation depending upon which share class you choose. A portion of the front-end sales charge on Investor A Shares is reallowed to your registered representative, as described in the SAI. Your registered representative will generally receive commissions equal to 4.00% of Investor B Shares and 1.00% of Investor C Shares sold by him or her, plus ongoing fees under the Fund’s distribution and service plan. It is important to remember that Investor B and Investor C Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The tables below show the schedules of sales charges that you may pay if you buy and sell Investor A, B and C Shares of a fund.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedules of front-end sales charges and quantity discounts applies to the Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Asset Allocation, Health Sciences Opportunities, Global Science & Technology Opportunities, U.S.

Opportunities, International Opportunities, Global Opportunities, Small/Mid-Cap Growth, Aurora, Legacy, Global Resources and All-Cap Global Resources Portfolios and the Investment Trust.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE*	SALES CHARGE AS % OF NET ASSET VALUE*
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $750,000	2.00%	2.04%
$750,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 or more	0.00%	0.00%
*	There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a CDSC of (i) .75% for the Legacy and Asset Allocation Portfolios and the Investment Trust and (ii) 1.00% for the Mid-Cap Value Equity, Mid-Cap Growth Equity, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, U.S. Opportunities, International Opportunities, Global Opportunities, Small/Mid-Cap Growth, Aurora, Global Resources and All-Cap Global Resources Portfolios, of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The following schedule of front-end sales charges and quantity discounts applies to the Index Equity Portfolio.

AMOUNT OF TRANSACTION AT OFFERING PRICE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET ASSET VALUE
Less than $50,000	3.00%	3.09%
$50,000 but less than $100,000	2.75%	2.83%
$100,000 but less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.25%	1.26%
$1 million or more	0.00%	0.00%

The Fund’s distributor retains up to .25% of the sales charge on all purchases of Investor A Shares of the Legacy, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Asset Allocation, Health Sciences Opportunities, Global Science & Technology Opportunities, International Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Index Equity and Global Opportunities Portfolios and the Investment Trust. When an investor purchases Investor A Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor B Shares

Purchases of Investor B Shares can only be made through a registered representative. Investor B Shares are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase. The CDSC is based on the price of the Investor B Shares when purchased or the net asset value of the Investor B Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The amount of any CDSC an investor must pay depends on the number of years that elapse between the date of purchase and the date of redemption. The CDSC may be waived under certain circumstances, as described below. Any CDSC paid on redemptions of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE (AS % OF DOLLAR AMOUNT SUBJECT TO THE CHARGE)
Up to one year	4.50%
More than one but less than two years	4.00%
More than two but less than three years	3.50%
More than three but less than four years	3.00%
More than four but less than five years	2.00%
More than five but less than six years	1.00%
More than six years	0.00%

Class B(1) shares of an SSR Fund purchased prior to its reorganization with a BlackRock fund remain subject to the CDSC applicable to such Class B(1) shares. All Investor B shares of a BlackRock fund purchased following the reorganizations will be subject to the CDSC of the BlackRock fund. Class B(1) shares of an SSR Fund are subject to a CDSC at the rates shown in the chart below if they are redeemed within six years of purchase.

NUMBER OF YEARS ELAPSED SINCE PURCHASE	CONTINGENT DEFERRED SALES CHARGE AS % OF NET ASSET VALUE AT THE TIME OF PURCHASE (OR REDEMPTION, IF LOWER)
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Seventh or Eighth year	0.00%

Purchase of Investor C Shares

Purchases of Investor C Shares can only be made through a registered representative. Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the price of the Investor C Shares when purchased or the net asset value of the Investor C Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The CDSC may be waived under certain circumstances, as described below. There is no CDSC on redemptions of Investor C Shares after 12 months. Any CDSC paid on redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor B Shares or Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor B Shares and Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Purchase of Investor A Shares” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor B Shares can be reduced depending on how long you own the shares (a schedule of these reductions is listed above in the “Purchase of Investor B Shares” section). The CDSC on Investor B and C Shares also may be eliminated through waivers (described below). You may be required to provide PFPC and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the funds held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A Shares)

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly. In order to use this right, the investor must alert PFPC to the existence of any previously purchased shares.

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, B, C or Institutional Shares in one or more funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PFPC, and the investor must tell PFPC that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PFPC will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PFPC will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege (Investor A, Investor B and Investor C Shares)

Upon redemption of Institutional and Investor A, A1, B, B1, B2, C, C1 and C2 Shares, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A Shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PFPC must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PFPC or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A Shares)

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a fund; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Fund and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A shares acquired through the reinvestment of dividends or distributions. There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you may pay a CDSC as described in “Purchase of Investor A Shares.” The applicable CDSC on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. For more information on the waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor B and Investor C Shares)

The CDSC on Investor B and Investor C Shares is not charged in connection with: (a) redemptions of Investor B and Investor C Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B or C Shares; (f) involuntary redemptions of Investor B or Investor C Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B or Investor C Shares acquired through the reinvestment of dividends or distributions. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Under the Plan, Investor B and C Shares pay a fee (distribution fees) to BlackRock Distributors, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor B and C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor B and C Shares pay a maximum distribution fee of .75% per year of the average daily net asset value of each fund attributable to Investor B and C Shares. Investor A Shares do not pay a distribution fee.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of Investor Shares of a fund (.15% per year in the case of the Index Equity Portfolio). All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;
(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and
(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and C Shares may over time cost investors more than the front-end sales charge on Investor A Shares.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interest of the Index Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment goal as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio’s assets.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the fund’s transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See “Market Timing and Redemption Fees” below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund’s automated voice response unit (VRU) service or internet. Payment for shares redeemed by VRU or internet may be made for non-retirement accounts in amounts up to $25,000 either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15.00 for redemption checks sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A, Investor B or Investor C Shares.

Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PFPC receives the redemption request. If the shares to be redeemed have been recently purchased by check, PFPC may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption/Exchange Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor, Institutional and R Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the Fund’s High Yield Bond, International Bond, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Health Sciences Opportunities, Global Science & Technology Opportunities, Global Resources, All-Cap Global Resources, U.S. Opportunities, Global Opportunities and International Opportunities Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified retirement plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

BlackRock Funds’ adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $464 billion of assets under management as of June 30, 2006. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser for the Asset Allocation Portfolio and for a portion of the assets of the Global Opportunities Portfolio. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as sub-adviser for the International Opportunities Portfolio. The only fund not managed by BlackRock is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2005, DFA had $84 billion in assets under management.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets were:

Investment Trust	.42%
Legacy	.65%
Mid-Cap Value Equity	.67%
Mid-Cap Growth Equity	.76%
Aurora	.82%
Small/Mid-Cap Growth Equity	.74%
Small Cap Value Equity	.55%
Small Cap Core Equity	.65%
Small Cap Growth Equity	.55%
Asset Allocation	.51%
Health Sciences Opportunities	.75%
Global Science & Technology Opportunities	.51%
Global Resources	.75%
All-Cap Global Resources	.41%
U.S. Opportunities	1.10%
International Opportunities	1.00%

For the fiscal year ended November 30, 2005, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock. The adviser for the Index Master Portfolio is Dimensional Fund Advisors Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the Asset Allocation and Global Opportunities Portfolios is BlackRock Financial Management, Inc. The sub-adviser for the International Opportunities Portfolio is BlackRock International, Ltd.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets), are as follows:

Total Annual Advisory Fee for the Small Cap Value Equity, Small Cap Growth Equity and Asset Allocation Portfolios and the Investment Trust (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.550%
$1 billion-$2 billion	.500%
$2 billion-$3 billion	.475%
more than $3 billion	.450%

Total Annual Advisory Fee for the Legacy Portfolio

(Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.650%
$1 billion-$2 billion	.600%
$2 billion-$3 billion	.575%
more than $3 billion	.550%

Total Annual Advisory Fee for the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.800%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.650%
more than $3 billion	.625%

Total Annual Advisory Fee for the Aurora Portfolio

(Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.850%
$1 billion-$2 billion	.800%
$2 billion-$3 billion	.750%
more than $3 billion	.700%

Total Annual Advisory Fee for the Global Science & Technology Opportunities and Global Opportunities Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.900%
$1 billion-$2 billion	.850%
$2 billion-$3 billion	.800%
more than $3 billion	.750%

Total Annual Advisory Fee for the Small/Mid-Cap Growth, Health Sciences Opportunities, Global Resources and All-Cap Global Resources Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.750%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.650%

Total Annual Advisory Fee for the International Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.00%
$1 billion-$2 billion	.950%
$2 billion-$3 billion	.900%
more than $3 billion	.850%

Total Annual Advisory Fee for the U.S. Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.10%
$1 billion-$2 billion	1.05%
$2 billion-$3 billion	1.025%
more than $3 billion	1.00%

The Small Cap Core Equity Portfolio pays BlackRock a maximum annual advisory fee of 1.00% of its average daily net assets.

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders (or, with respect to the Global Opportunities Portfolio, the SAI).

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

With respect to the Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, All-Cap Global Resources, U.S. Opportunities, Global Opportunities, International Opportunities and Index Equity Portfolios, if within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to share- holders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each quarter. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

The Index Equity Portfolio seeks to achieve its investment goal by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income (including qualified dividend income), gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio’s distributive share of such items, plus gain (or minus loss), if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio’s expenses incurred in operations, will constitute the Index Equity Portfolio’s net income from which dividends are distributed as described above.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

When you sell your shares of a fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Services for Shareholders

BlackRock Funds offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A, B or C Shares from one fund to Investor A, B or C Shares, respectively, of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into another. (You can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging.) Investor A, Investor B and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor B and Investor C Shares will not be subject to a CDSC, although exchanges may be subject to the 2% redemption fee. See “Market Timing and Redemption Fees” above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PFPC Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Automatic Investment Plan (AIP)

If you would like to establish a regular, affordable investment program, BlackRock Funds makes it easy to set up. As an investor in any fund, you can arrange for periodic investments in that fund through automatic deductions from a checking or non-passbook savings account by completing the AIP Application Form. You determine the frequency and amount of your investment. The minimum investment amount for an automatic investment plan is $50 per portfolio. AIP Application Forms are available from BlackRock Funds.

Retirement Plans

Shares may be purchased in conjunction with individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where PNC Bank or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PFPC Inc., at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PFPC. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at

(800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the funds may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

For more information

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated October 2, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

An investor in any fund can call the National TTY Relay Number at (800) 688-4889 with his or her TTY machine. A Relay agent will assist the investor with all inquiries made to a Shareholder Account Service Representative.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday - Friday. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-INV 1006